As filed with the Securities and Exchange Commission on January 28, 1997
                                                 Registration No. 33-26305
--------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                         PRE-EFFECTIVE AMENDMENT NO. __                  [ ]

                      POST-EFFECTIVE AMENDMENT NO. 27                    [x]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]


                               AMENDMENT NO. 29                          [x]


                         ______________________________

                           COMPASS CAPITAL FUNDS/SM/

                          (Formerly, The PNC(R) Fund)

               (Exact Name of Registrant as Specified in Charter)

     Bellevue Corporate Center          Morgan R. Jones, Esq.
     400 Bellevue Parkway               Drinker Biddle & Reath
     Suite 100                          PNB Building
     Wilmington, Delaware 19809         1345 Chestnut Street
     (Address of Principal Executive    Philadelphia, PA 19107
      Offices)                          (Name and Address of Agent
     Registrant's Telephone Number:      for Service)
      (302) 792-2555
                          ____________________________

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on (date) pursuant to paragraph (a)(i)
     [ ] 75 days after filing pursuant to paragraph (a)(ii)
     [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's 24f-2 Notice for the fiscal year ended September 30, 1996 for all investment portfolios was filed on November 26, 1996.

                           COMPASS CAPITAL FUNDS/SM/
                   (BLACKROCK SHARES OF THE LOW DURATION BOND
                       PORTFOLIO AND CORE BOND PORTFOLIO)
                             CROSS REFERENCE SHEET



FORM N-1A ITEM      LOCATION
--------------      --------

      PART A        PROSPECTUS

1.    Cover page........................................           Cover Page

2.    Synopsis..........................................           What Are The Expenses Of
                                                                   The Portfolios?

3.    Condensed Financial Information...................           Inapplicable

4.    General Description of Registrant.................           Cover Page; What Are The
                                                                   Portfolios?; What
                                                                   Additional Investment
                                                                   Policies Apply?; What
                                                                   Are The Portfolios'
                                                                   Fundamental Investment
                                                                   Limitations?

5.    Management of the Fund............................           Who Manages The Fund?

5A.   Management's Discussion of Fund
        Performance.....................................           Inapplicable

6.    Capital Stock and Other Securities................           How Frequently Are
                                                                   Dividends And
                                                                   Distributions Made To
                                                                   Investors?; How Are Fund
                                                                   Distributions Taxed?;
                                                                   How Is The Fund
                                                                   Organized?

7.    Purchase of Securities Being Offered..............           How Are Shares Purchased
                                                                   And Redeemed?; How Is
                                                                   Net Asset Value
                                                                   Calculated?; How Is The
                                                                   Fund Organized?

8.    Redemption or Repurchase..........................           How Are Shares Purchased
                                                                   and Redeemed?

9.    Legal Proceedings.................................           Inapplicable

                                                              March  , 1997
--------------------------------------------------------------------------------

THE LOW DURATION BOND AND CORE BOND PORTFOLIOS BLACKROCK SHARES
--------------------------------------------------------------------------------
ASKING THE KEY
QUESTIONS

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................
            What Are The Portfolios?.....................................
            What Are The Differences Among The Portfolios?...............
            What Types Of Securities Are In The Portfolios?..............
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................
            What Additional Investment Policies And Risks Apply?.........
            Who Manages The Fund?........................................
            How Are Shares Purchased And Redeemed?.......................
            How Is Net Asset Value Calculated?...........................
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................
            How Are Fund Distributions Taxed?............................
            How Is The Fund Organized?...................................
            How Is Performance Calculated?...............................
            How Can I Get More Information?..............................

              This Prospectus contains information about the Low Duration Bond and Core Bond Portfolios of the Compass Capital Funds SM that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated March , 1997 has been filed with the Securities and Ex-change Commission (the "SEC"). The Statement of Additional Infor-mation may be obtained free of charge from the Fund by calling
              (800) 441-7764. The Statement of Additional Information, as sup-plemented from time to time, is incorporated by reference into this Prospectus.

              SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

THE LOW DURATION BOND AND CORE BOND
PORTFOLIOS OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------
               The COMPASS CAPITAL FUND Family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               This Prospectus describes two bond portfolios of Compass Capi-tal Funds--the Low Duration Bond and Core Bond Portfolios (the "Portfolios"). A detailed description of each Portfolio begins
               on page    .



    COMPASS CAPITAL PORTFOLIO   PERFORMANCE BENCHMARK     LIPPER PEER GROUP

               LOW DURATION      Merrill 1-3            Short-Intermediate U.S.
                BOND              Year Treasury         Government
                (PREVIOUSLY       Index
                CALLED THE
                SHORT
                GOVERNMENT
                BOND
                PORTFOLIO)

               CORE BOND          Lehman Aggregate      Intermediate Investment
                                                        Grade Debt


UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the Portfolios. We intend this
PORTFOLIOS     document to be an effective tool as you explore different di-
               rections in fixed income investing.

CONSIDERING
THE RISKS IN   There can be no assurance that any mutual fund will achieve its
BOND           investment objective. The Portfolios may purchase mortgage-
INVESTING      related, asset-backed, foreign, stripped and illiquid securi-
               ties; enter into repurchase and reverse repurchase agreements and engage in leveraging techniques; lend portfolio securities to third parties; and enter into futures contracts and options.
               Up to [20%] of the total assets of the Low Duration Bond Port-folio may be invested in non-investment grade securities that present additional risks. See "What Additional Investment Poli-cies And Risks Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolios, see "How Are Shares Purchased And Redeemed?"
CAPITAL
FUNDS

-------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
-------------------------------------------------------------------------------

Below is a summary of the estimated annual operating expenses for BlackRock Shares of the Portfolios for the current fiscal year as a percentage of aver-age daily net assets. No BlackRock Shares were outstanding during the Portfo-lios' last fiscal period ended September 30, 1996. An example based on the summary is also shown.


                                                             LOW
                                                          DURATION
                                                            BOND
                                                          PORTFOLIO
         ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
          PERCENTAGE OF AVERAGE NET ASSETS)
         Advisory fees (after fee waivers)(/1/)                 .22%
         Other operating expenses                               .18
                                                                ---
          Administration fees                              .10
          Other expenses                                   .08
                                                           ---
         Total Portfolio operating expenses (after fee
          waivers)(/1/)                                         .40%
                                                                ===

                                                               CORE BOND
                                                               PORTFOLIO
         ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE
          OF AVERAGE NET ASSETS)
         Advisory fees (after fee waivers)(/1/)                      .22%
         Other operating expenses                                    .18
                                                                     ---
          Administration fees                                   .10
          Other expenses                                        .08
                                                                ---
         Total Portfolio operating expenses (after fee
          waivers)(/1/)                                              .40%
                                                                     ===

(1) Without waivers, advisory fees would be .50% for each Portfolio. PAMG is under no obligation to waive fees or reimburse expenses, but has informed the Fund that it expects to waive fees and reimburse expenses during the remainder of the current fiscal year as necessary to maintain the Portfo-lios' total operating expenses at the levels set forth in the table. With-out waivers, "Total Portfolio operating expenses" would be [.68%] and [.68%] respectively. "Total Portfolio operating expenses" do not include interest that may be paid in the current fiscal year by the Portfolios in connection with their investment operations.

EXAMPLE

An investor in BlackRock Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                             ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Low Duration Bond Portfolio    $ 4        $13        $22        $51
Core Bond Portfolio

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. Information about the perfor-mance of BlackRock Shares of the Portfolios will be available in the Fund's future annual and semi-annual reports to shareholders, which may be obtained from the Fund free of charge by calling (800) 441-7764 when they become avail-able.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERAT-ING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND Family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               This Prospectus describes two bond portfolios of Compass Capi-tal Funds--the Low Duration Bond and Core Bond Portfolios.


                PORTFOLIO               INVESTMENT OBJECTIVE
            Low Duration Bond  To realize a rate of return that
                               exceeds the total return of the
                               Merrill Lynch 1-3 year Treasury Index.

            Core Bond          To realize a total rate of return that
                               exceeds the total return of the Lehman
                               Brothers Aggregate Index.

--------------------------------------------------------------------------------
WHAT ARE THE DIFFERENCES AMONG THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                      DOLLAR-
                                     WEIGHTED
                                      AVERAGE                                MIN
                PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
PORTFOLIO        BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
Low Duration  Merrill 1-3 Year       3-5 Years       [Investment Grade        B
 Bond          Treasury Index                            Spectrum]

Core Bond     Lehman Aggregate      5-10 Years        Investment Grade       BBB
                                                          Spectrum

 * For more information on a Portfolio's benchmark, see the Appendix at the back of this Prospectus.
** The Portfolios' sub-adviser will normally attempt to structure the Portfo-lios to have comparable durations to the benchmarks. Duration, which mea-sures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio, according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:    The Portfolio may not purchase these securities.

                                         NON                    FOREIGN
                                       AGENCY/                SECURITIES/
                               AGENCY COMMERCIAL               CURRENCY
           TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/    RISK     MUNICIPALS
Low Duration Yes       Yes     Yes     Elig.    Elig. Elig.     Elig.      Elig.
 Bond

Core Bond     Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

No Portfolio may:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of a Portfolio's total assets may be invested without regard to this 5% limitation; and

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

The investment limitations stated above are applied at the time investment se-curities are purchased.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Except at stated below, securities acquired by the Portfo-lios will be rated investment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" on "BBB" are generally consid-ered to be investment grade although they have speculative characteristics. The Low Duration Bond Portfolio may also invest up to [20%] of its total assets in non-investment grade securities. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolios may make signifi-cant investments in residential and commercial mortgage-related and other as-set-backed securities (i.e., securities backed by home equity loans, install-ment sale contracts, credit card receivables or other assets) issued by govern-mental entities and private issuers.

The Portfolios may acquire several types of mortgage-related securities, in-cluding guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are con-verted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and gener-ally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be

-------------------------------------------------------------------------------
prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral sup-porting non-mortgage asset-backed securities is of shorter maturity than mort-gage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such peri-ods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities con-taining loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such hold-ers could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully re-coup its initial investment. The market value of SMBS can be extremely vola-tile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial in-vestment will not be fully recouped.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. The Portfolios may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial ob-ligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commer-cial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances

--------------------------------------------------------------------------------

and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

NON-INVESTMENT GRADE SECURITIES. The Low Duration Bond Portfolio may invest in non-investment grade fixed income or convertible securities when the Portfo-lio's sub-adviser believes that the investment characteristics of such securi-ties make them desirable in light of the Portfolio's investment objective and current portfolio mix, so long as under normal market and economic conditions,
(i) no more than [20%] of the total assets of the Portfolio are invested in non-investment grade securities and (ii) such securities are rated "B" or higher at the time of purchase by at least one major rating agency. Non-invest-ment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds." To the extend that the securities acquired by the Low Duration Bond Portfolio are not rated investment grade, there is a greater risk as to the timely repayment of the principal on, and timely payment of interest or dividends with respect to, such securities. Particular risks associated with lower-rated securities are
(a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the rela-tively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Port-folio's net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to ob-tain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding secu-rities and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Low Duration Bond Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analy-sis, could also decrease the value and liquidity of lower-rated securities held by the Portfolio, especially in a thinly-traded market.

FOREIGN INVESTMENTS. The Low Duration Bond Portfolio may invest up to [20%] of its total assets in debt securities of foreign issuers on either a currency hedged or unhedged basis, and may hold from time to time various foreign cur-rencies pending investment or conversion into U.S. dollars. Investing in secu-rities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities will be affected favorably or unfavorably by changes in cur-rency exchange rates.

The Low Duration Bond Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplo-matic relations, confiscatory taxation, expropriation, limitations on the re-moval of funds or assets, or imposition of (or change in) exchange control reg-ulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depre-ciation of portfolio securities and could favorably or adversely affect the

--------------------------------------------------------------------------------

Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and fi-nancial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has in-creased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in se-curities in U.S. companies. In addition, there is generally less government su-pervision and regulation of securities exchanges, brokers and issuers in for-eign countries than in the United States.

Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality;
(b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Commu-nity; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign curren-cies; (e) debt obligations denominated in the European Currency Unit (ECU); and
(f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

[To maintain greater flexibility, the Low Duration Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instru-ments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or com-modity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including vola-tility and illiquidity.]

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

INTEREST RATE AND CURRENCY TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfo-lios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration manage-ment technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

--------------------------------------------------------------------------------

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

In addition, the Low Duration Bond Portfolio may engage in foreign currency ex-change transactions to protect against uncertainty in the level of future ex-change rates. The Portfolio may engage in foreign currency exchange transac-tions in connection with the purchase and sale of portfolio securities (trans-action hedging) and to protect the value of specific portfolio positions (posi-tion hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase ex-change-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctua-tions, the Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earn-ing additional income, which may be deemed speculative, or cross-hedging. These options may relate to particular securities, securities indices or the yield differential between two securities, or, in the case of the Low Duration Bond Portfolio, foreign currencies, and may or may not be listed on a securities ex-change and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (mea-sured at the time an option is written). Options trading is a highly special-ized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered in to for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the

-------------------------------------------------------------------------------
option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liq-uid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default to the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insur-ance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance com-pany then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Se-curities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of in-terest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Port-folio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset

--------------------------------------------------------------------------------

value of the Portfolio's outstanding shares will decline in value by propor-tionately more than the decline in value suffered by the Portfolio's securi-ties. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may use reverse repurchase agreements when it is an-ticipated that the interest income to be earned from the investment of the pro-ceeds of the transaction is greater than the interest expense of the transac-tion. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obli-gated to repurchase and that the securities may not be returned to the Portfo-lio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, to-gether with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio may borrow up to an ad-ditional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and re-purchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered un-der the Securities Act of 1933 (the "1933 Act") but which can be sold to "qual-ified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser that an adequate trading market exists for the se-curities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institu-tional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. Dur-ing the period between the sale and repurchase, a Portfolio will not be enti-tled to receive interest and principal payments on

--------------------------------------------------------------------------------
the securities sold. Proceeds of the sale will be invested in additional in-struments for the Portfolio, and the income from these investments will gener-ate income for the Portfolio. If such income does not exceed the income, capi-tal appreciation and gain or loss that would have been realized on the securi-ties sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account main-tained with its custodian cash, U.S. Government securities or other liquid se-curities having a value equal to the repurchase price (including accrued inter-est) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties a Portfolio is required to purchase may decline below the agreed upon re-purchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repur-chase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully em-ployed.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. In the past, the annualized portfolio turnover rates of the Portfolios have exceeded 500%. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets is expected to vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

--------------------------------------------------------------------------------

WHO MANAGES THE FUND?
--------------------------------------------------------------------------------
BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

              William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

              Raymond J. Clark--Treasurer of Princeton University.

              Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

              Anthony M. Santomero--Deputy Dean of The Wharton School, University of Pennsylvania.

              David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER    The Adviser to the Compass Capital Funds is PNC Asset Manage-
               ment Group ("PAMG"). Each of the Portfolios is managed by a specialized portfolio manager who is a member of PAMG's fixed income portfolio management subsidiary, BlackRock Financial
               Management, Inc. ("BlackRock"). BlackRock has its primary of-fices at 345 Park Avenue, New York, New York 10154.

               The Portfolios and their portfolio managers are as follows:

COMPASS CAPITAL PORTFOLIO               PORTFOLIO MANAGER
-------------------------               -----------------
Low Duration Bond          Robert S. Kapito; Vice Chairman of
                           BlackRock since 1988; Portfolio co-manager
                           since its inception.
                           Scott Amero; Managing Director of BlackRock
                           since 1990; Portfolio co-manager since its
                           inception.
                           Jody Kochansky; Vice President of BlackRock
                           since 1992; Portfolio co-manager since
                           1995.
    Core Bond              Scott Amero (see above); Mr. Amero has been
                           Portfolio manager since its inception.


               PAMG was organized in 1994 to perform advisory services for in-vestment companies, and has its principal offices at 1600 Mar-ket Street, 29th Floor, Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               For their investment advisory and sub-advisory services, PAMG and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?" PAMG and the sub-adviser intend to waive a portion of their fees during the current fis-cal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolios.

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                          EACH PORTFOLIO
                                     -------------------------
               AVERAGE DAILY NET      INVESTMENT  SUB-ADVISORY
                    ASSETS           ADVISORY FEE     FEE
            first $1 billion             .500%        .350%
            $1 billion--$2 billion       .450         .300
            $2 billion--$3 billion       .425         .275
            greater than $3 billion      .400         .250

-------------------------------------------------------------------------------

                 For the period from April 1, 1996 through September 30, 1996, the Low Duration Bond and Core Bond Portfolios paid investment advisory fees, after voluntary fee waivers, at the annual rates of .30% and .30% of their respective aver-age daily net assets.

                 The Portfolios' sub-adviser strives to achieve best execu-tion on all transactions. Infrequently, brokerage transac-tions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are in-direct wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters re-lating to the maintenance of financial records and fund ac-counting. As compensation for these services, CCG is enti-tled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a com-bined fee, computed daily and payable monthly, at an annual rate of .025% of the average daily net assets allocated to the BlackRock Shares of each Portfolio plus .045% of the first $500 million of each Portfolio's average daily net as-sets allocated to BlackRock Shares, .025% of the next $500 million of each Portfolio's average daily net assets allo-cated to BlackRock Shares, and .005% of each Portfolio's av-erage daily net assets allocated to BlackRock Shares in ex-cess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Port-folio.

                 For information about the operating expenses the Portfolios expect to pay for the current fiscal period, see "What Are The Expenses Of The Portfolios?"

TRANSFER         PNC Bank serves as the Portfolios' custodian and PFPC serves
AGENT,           as their transfer agent and dividend disbursing agent.
DIVIDEND
DISBURSING
AGENT AND
CUSTODIAN

EXPENSES Expenses are deducted from the total income of each Portfo-lio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing pro-spectuses and statements of additional information to exist-ing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance pre-miums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

--------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED AND REDEEMED?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to BlackRock Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support ac-tivities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrange-ments" in the Statement of Additional Information.

PURCHASE OF SHARES. BlackRock Shares are offered to institutional investors, including registered investment advisers with a minimum investment of $500,000 and individuals with a minimum investment of $2,000,000.

BlackRock Shares are sold at their net asset value per share next computed af-ter an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders re-ceived by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Busi-ness Day.

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment for insti-tutions is $5,000. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for BlackRock Shares.

REDEMPTION OF SHARES. Redemption orders for BlackRock Shares may be placed by telephoning PFPC at (800) 441-7450. BlackRock Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably be-lieved to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is im-posed by the Fund.

--------------------------------------------------------------------------------

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem BlackRock Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for BlackRock Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. East-ern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its BlackRock Shares, less the liabilities charged to its BlackRock Shares, by the number of its BlackRock Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of BlackRock Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business day after a purchase order is placed with the Fund. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. The amount of the daily divi-dend for each Portfolio will be based on periodic projections of its net in-vestment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before the record date for a capital gains distribution should be aware that the amount of the forthcoming payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder.


This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. For additional infor-mation concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treat-ment, see "Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds SM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addi-tion, the Low Duration Bond Portfolio and Core Bond Portfolio offer a sixth share class--BlackRock Shares. This Prospectus relates only to BlackRock Shares of the Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of the BlackRock Shares of a Portfolio is expected to be higher than the performance of the Portfolio's Institutional Shares, the performance of both the BlackRock Shares and Institutional Shares of a Portfolio is expected to be higher than the per-formance of the Portfolio's Service Shares, and the performance of the Black-Rock Shares, Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its BlackRock, Insti-tutional and Service Shares, including an automatic investment plan and an au-tomatic withdrawal plan. For further information regarding the Fund's Institu-tional, Service and Investor Share classes, contact PFPC at (800) 441-7764 (In-stitutional and Service Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On January 31, 1997, PNC Bank held of record approximately   % of the Fund's
outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

-------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

Performance information for BlackRock Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Aver-age annual total return reflects the average annual percentage change in value of an investment in BlackRock Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggre-gate total return reflects the total percentage change in value over the mea-suring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Black-Rock Shares are reinvested in BlackRock Shares.

The yield of BlackRock Shares is computed by dividing the Portfolio's net in-come per share allocated to its BlackRock Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a Portfolio's BlackRock Shares may be compared to the per-formance of other mutual funds with similar investment objectives and to rele-vant indices, as well as to ratings or rankings prepared by independent serv-ices or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's BlackRock Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index, as well as the benchmarks at-tached to this Prospectus. Performance information may also include evalua-tions of the Portfolios and their BlackRock Shares published by nationally recognized ranking services, and information as reported in financial publica-tions such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publi-cations of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of BlackRock Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's BlackRock Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for BlackRock Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar in-vestment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, oper-ating expenses and market conditions. Any fees charged by brokers or other in-stitutions directly to their customer accounts in connection with investments in BlackRock Shares will not be included in the Portfolio's performance calcu-lations.

--------------------------------------------------------------------------------

HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

                   CONVENIENT WAYS TO ACCESS FUND INFORMATION

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS   9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.

 PORTFOLIO MANAGERS        9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 COMMENTARY                Monday through Friday     toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)

 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764

 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.

 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS               Monday through Friday

 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.

 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.

 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

--------------------------------------------------------------------------------
                                    APPENDIX

 COMPASS CAPITAL         PERFORMANCE
    PORTFOLIO             BENCHMARK                              DESCRIPTION
Low Duration Bond  Merrill 1-3 Year         Treasuries with maturities ranging from 1 to 2.99
                   Treasury Index           years

Core Bond          Lehman Aggregate         The Lehman Aggregate contains issues that meet the
                                            following criteria:
                                            . At least $100 million par amount outstanding for
                                              entry and exit
                                            . Rated investment grade (at least Baa-3) by Moody's
                                              or S&P (if not rated by Moody's)
                                            . At least one year at maturity
                                            . Coupon must have a fixed rate
                                            . Excludes CMOs, ARMs, manufactured homes, non-
                                              agency bonds, buydowns, graduated equity
                                              mortgages, project loans and non-conforming
                                              ("jumbo") mortgages
                                            . As of November 1996, the composition of the Lehman
                                              Brothers Aggregate Index is:
                                              52% allocation to Treasury and government securities
                                              29% allocation to mortgage-backed securities
                                              19% allocation to corporate and asset-backed
                                              securities

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $11 billion in 30 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment style.SM

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Small Cap Growth Equity
    Large Cap Value Equity              Small Cap Value Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
                                        Index Equity
                                        Select Equity

STOCK & BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond                   International Bond
    Core Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                           COMPASS CAPITAL FUNDS(SM)
                          (formerly, The PNC(R) Fund)


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity (formerly, the Value Equity Portfolio), Large Cap Growth Equity (formerly, the Growth Equity Portfolio), Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, International Equity, International Emerging Markets, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity (formerly, the Core Equity Portfolio), Managed Income, Tax-Free Income, Intermediate Government Bond (formerly, the Intermediate Government Portfolio), Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond (formerly, the Short Government Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income and Core Bond Portfolios (collectively, the "Portfolios") of Compass Capital Funds (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," and the other Portfolios are called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Portfolios dated _________, 1997 with respect to BlackRock Shares of the Low Duration Bond and Core Bond Portfolios and __________, 1997 with respect to all other classes of shares in the Portfolios, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated _________, 1997. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                   CONTENTS

                                                                     Page
                                                                     ----
Investment Policies............................................         3
Special Considerations for State-Specific
 Portfolios....................................................        20
Trustees and Officers..........................................        49
Investment Advisory, Administration,
 Distribution and Servicing Arrangements.......................        61
Portfolio Transactions.........................................        88
Purchase and Redemption Information............................        93
Valuation of Portfolio Securities..............................        99
Performance Information........................................       103
Taxes..........................................................       134
Additional Information Concerning Shares.......................       143
Miscellaneous..................................................       145
Financial Statements...........................................       148
Appendix A (Description of Securities Ratings).................       A-1
Appendix B (Description of Futures)............................       B-1
Appendix C (Unaudited Financial Statements for
 the U.S. Large Company Series of The DFA
 Investment Trust Company).....................................       C-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses do not constitute an offering by the Fund or by the Fund's distributor in any jurisdiction in which such offering may not lawfully be made.

                              INVESTMENT POLICIES

     The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

     The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

Additional Information on Investment Strategy

     The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.

     The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Each Portfolio (including the Index Master Portfolio) other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Money Market Portfolios") may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable and Floating Rate Instruments. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

     Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

          The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Managed Income, Intermediate Government, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios (the "Bond Portfolios") and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S.

Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

     Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

     The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey

Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and
(ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio.
When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

          Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     Repurchase Agreements. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of DFA. DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U. S. Government and agency obligations described under "U.S. Government Obligations" above.

     Investment Grade Debt Obligations. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Low Duration Bond, Intermediate Government Bond and Government Income Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Low Duration Bond, Intermediate Government Bond and Government Income Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     Non-Investment Grade Securities. The Low Duration Bond Portfolio may invest up to 20% of its total assets in non-investment grade debt securities. While any investment carries some risk, certain risks associated with non-investment grade securities are different than those for investment grade securities. The risk of loss through default is greater because non-investment grade securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Portfolio's net asset value per unit.

     There remains some uncertainty about the performance of the market for non-investment grade securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for non-investment grade securities (resulting in a greater number of bond defaults) and the value of non-investment grade securities held in a portfolio of investments.

     The economy and interest rates can affect non-investment grade securities differently than other securities. For example, the prices of non-investment grade securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of non-investment grade securities as well as the Portfolio's net asset value. In general, both the prices and yields of non-investment grade securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities held by the Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities.

     In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     When-Issued Purchases and Forward Commitments. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Rights Offerings and Warrants to Purchase. Each equity Portfolio (except the Index Master Portfolio) and the Balanced Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

     Foreign Currency Transactions. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

     A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

     Options. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Futures Contracts and Related Options. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information.

     Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

     Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Securities Lending. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in any of the following instruments: (a) obligations issued or guaranteed as to principal and interest by the U.S. Government or agencies or instrumentalities thereof; (b) commercial paper; (c) certificates of deposit; (d) bankers' acceptances; (e) bilateral and triparty repurchase agreements with respect to the securities listed in (a) through (d); (f) bank time deposits issued or guaranteed as to principal and interest by an entity, except a broker/dealer, named on an "approved list" provided by the investment adviser or sub-adviser; (g) shares issued by unaffiliated money market funds; and (h) other high-yielding short-term investments which the adviser or sub-adviser believes give liquidity to pay back the borrower when the loaned securities are returned. In any event, cash collateral shall only be invested in instruments, including repurchase agreements, that mature on or before the maturity date of the applicable lending transaction.

     While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     Interest Rate Transactions and Currency Swaps. The Bond Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to received. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

     A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

     Investment Companies. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

     Special Consideration Regarding the Ohio Tax-Free Income Portfolio. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

              SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

     The following information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Special Considerations Regarding Investments in Ohio State-Specific Obligations. The Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will invest most of their respective net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility.

     Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in

1995). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

     The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

     The GRF appropriations act for the current 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At October 7, 1996, $854 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($774.7 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

     The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.8 billion of which were outstanding or sold and awaiting delivery at October 7, 1996.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in fiscal year 1996 (including $42.1 million for one).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. The 1996 school district provision has been applied to two districts.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

     Pennsylvania has historically been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     The population of Pennsylvania experienced a slight increase in the period 1980 through 1990, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

     The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1995, the General Fund had a surplus of $688.3 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that
                                                  ----- ----
settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage; and (d) both the Commonwealth and the City of Philadelphia are involved in Commonwealth Court cases that may result in their being required to fund remedies for the unintentional racial segregation in the Philadelphia public schools.

     The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on April 30, 1996. The audited balance of the City's General Fund as of
June 30, 1995 was $80.5 million.

     The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had $1,146.2 million in special revenue bonds outstanding as of June 30, 1996.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "A1," and Standard & Poor's has rated such bonds "AA-." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bonds issues may not be adversely affected by changes in economic or political conditions.

     Special Considerations Regarding Investment in North Carolina State-Specific Obligations. The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

     Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million.

     Fiscal year 1995 ended with a positive General Fund balance of approximately $343.4 million. An additional $269.9 million was available from a reserved fund balance. Of this aggregate amount, $146.3 million was reserved in the Savings Reserve (bringing the total reserve to $423.6 million after prior contributions) and $146.3 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $146.3 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1995 of $292.6 million after certain other reservations. Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve, and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993, 1994, and 1995 was $681.5 million, $900.6 million, and $1,024.6 million, respectively. The foregoing amounts for fiscal years 1994 and 1995 reflect adjustments for GASB Statement No. 22 adopted by the State during fiscal 1995. The foregoing results for fiscal year 1996 are based upon unaudited financial information supplied by the Office of State Budget and Management. Modified accrual basis results were not available as of the date this disclosure was prepared.

     The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of North Carolina's intangible personal property tax and reductions in North Carolina's unemployment and personal income taxes. The General Assembly also took several measures that benefitted North Carolina's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.

     In the 1996 Special Session, the General Assembly reviewed and adjusted the fiscal 1997 budget to take into account a General Fund surplus of over $700 million for the 1996 fiscal year. The General Assembly agreed to spend approximately $415.4 million on new or expanded programs, apply approximately $143 million to tax cuts and refunds, and reserve approximately $100 million in various savings and other reserve accounts. Funding for education and salaries for teachers and other state employees was increased. The tax cuts included a reduction in North Carolina's corporate income tax, sales tax on food, and inheritance tax, among other tax cuts. Legislators also significantly expanded North Carolina's industrial development policies, including the adoption of four new tax credits designed to make North Carolina more competitive in industrial recruitment. Overall, changes were made, or new credits added, in the following areas: investment tax credit, business tax credit, worker training tax credit, jobs creation tax credit, and research and development tax credit. The tax cuts will reduce North Carolina revenues by approximately $68.4 million for fiscal 1997 and by approximately $337 million when all cuts are phased in by 2001. The General Assembly also created a Clean Water Management Trust Fund, which will be used to finance projects to clean up or prevent surface water pollution. The Fund will receive 6.5% of the General Fund's unspent credit balance each year. The initial allocation to this Fund from the fiscal 1996 credit balance was $47.1 million.

     The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

     During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in June 1996, North Carolina ranked eleventh among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in August 1996 to be 4.1% of the labor force, as compared with an unemployment rate of 5.1% nationwide.

     The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

     1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled
              -----------------
that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision,
                                                                -----
North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

     Following Davis, federal retirees filed a class action suit in federal
               -----
court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the
                        -----
taxes collected from the federal retirees were thus not improperly collected.
In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, which petition was denied. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

     An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the
              -------
State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis.
                                                                          -----
The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no
                                             ------
court date has been
set. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim.

     2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order.

          The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

     3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock was challenged by the plaintiff on grounds that it violated the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action was a North Carolina corporation that did all or part of its business outside the State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the decision of the Court of

Appeals, upholding the tax on intangible personal property. The United States Supreme Court reversed, ruled in the plaintiff's favor that the tax was discriminatory, and ordered the case back to the State Court for a ruling on the appropriate remedy. It is anticipated that the State Court will order the State to pay refunds aggregating between $130 million and $140 million, including interest, although other alternative remedies are possible. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

     On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur during January 1997.

     In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996.

     Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

     Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on long-term economic conditions in Virginia.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.


     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia.
The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt).

Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Article X further provides in Section 9(d) that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in the Commonwealth is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments in five annual installments to Federal retirees in a settlement of the retirees' claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

     On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in
------
favor of the plaintiff retirees who elected not to settle, and dictating that the amounts unlawfully collected be refunded with statutory interest. The total cost to Virginia of the settlement and judgment is approximately $394.9 million, of which approximately $203.2 million has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

     The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

     The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation that caused changes to the State's funding of several public employee pension funds and resulted in significant ongoing annual savings to the State; the Court of Appeals for the Third Circuit has upheld the federal district court's decision to grant summary judgment on some of the plaintiffs' claims and to deny summary judgment on the remainder; (ii) the New Jersey Hospital Association and certain hospitals have challenged the adequacy of Medicaid reimbursement for hospital services; the Court of Appeals for the Third Circuit has affirmed denial of the plaintiffs' application for a preliminary injunction; (iii) various hospitals have challenged the calculation of the hospital assessment authorized by the Health Care Reform Act of 1992; the case has been remanded by the Appellate Division to the Department of Health, which held a hearing on August 30, 1995, and a determination is now pending; (iv) the County of Passaic and other parties have filed suit alleging the State and the New Jersey Department of Environmental Protection violated a 1984 consent order concerning the construction of a resource recovery facility in that county; the plaintiffs have appealed the trial court's grant of summary judgment to the defendants; (v) Robert E. Brennan has sued two members of the New Jersey Bureau of Securities asserting numerous violations of his rights and abuse of state power; he has appealed the trial court's grant of summary judgment to the defendants; (vi) several cases filed in the State courts challenge the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; most of those cases are now pending before the Appellate Division;
(vii) a coalition of churches and church leaders in Hudson County have filed suits asserting the State-owned Liberty State Park in Jersey City violates environmental standards and seeking injunctive and monetary relief; (viii) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; and (ix) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees, seeking a declaratory judgment, injunctive relief, a refund of past fees and attorneys fees; they are seeking class certification of their action.

     Although the New Jersey State-Specific Money Market Portfolio generally intends to invest its assets primarily in New Jersey State-Specific Obligations rated within the two highest rating categories of an NRSRO, and the New Jersey Tax-Free Income Portfolio intends to invest its assets primarily in New Jersey State-Specific Obligations rated within the four highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

     Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

Additional Investment Limitations.

     Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

Money Market Portfolios:

     1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

     4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

     5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

Non-Money Market Portfolios:

     Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios) may not:

     1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Each of the Non-Money Market Portfolios may not:

     2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond and Balanced Portfolios) may not:

     3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced Portfolios may:

     4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

     No Portfolio may:

          1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

          5. Purchase securities of companies for the purpose of exercising control.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

          10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Index Master Portfolio:

     The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

     1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

     2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

     4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

     6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     8.   Engage in the business of underwriting securities issued by others;

     9. Invest for the purpose of exercising control over management of any company;

     10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

     13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

     15.  Purchase securities on margin or sell short; or

     16.  Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

          For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

          Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.



                             TRUSTEES AND OFFICERS
THE FUND

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   Principal Occupation
Name and Address              Position with Fund   During Past Five Years
----------------              ------------------   ----------------------

William O. Albertini          Trustee              Executive Vice President
Bell Atlantic Corporation                          and Chief Financial
1717 Arch Street                                   Officer since February
47th Floor West                                    1995, Vice President and
Philadelphia, PA  19103                            Chief Financial Officer
Age:  53                                           from January 1991 -
                                                   February 1995, Bell
                                                   Atlantic Corporation (a
                                                   diversified telecommuni-
                                                   cations company);
                                                   Chairman, President and
                                                   Chief Executive Officer
                                                   from August 1989 -
                                                   January 1991, Bell
                                                   Atlantic Enterprises
                                                   International, Inc.;
                                                   Director, Group Iusacell,
                                                   S.A. de C.V. since June
                                                   1994; Director, American
                                                   Waterworks, Inc. since
                                                   May 1990; Trustee, The
                                                   Carl E. & Emily I. Weller
                                                   Foundation since October
                                                   1991.

                                                   Principal Occupation
Name and Address              Position with Fund   During Past Five Years
----------------              ------------------   ----------------------

Raymond J. Clark/1/           Trustee,             Treasurer of Princeton
Office of the Treasurer       President and        University since 1987;
Princeton University          Treasurer            Trustee, The Compass
3 New South Building                               Capital Group of Funds
P.O. Box 35                                        from 1987 to 1996;
Princeton, New Jersey 08540                        Trustee, United-Way
Age: 61                                            Princeton Area
                                                   Communities from 1992-94;
                                                   Trustee, Chemical Bank,
                                                   New Jersey Advisory
                                                   Board from 1994 until 1995;
                                                   Trustee, American Red Cross
                                                   -Mercer County Chapter
                                                   since 1995; and Trustee,
                                                   United Way-Greater Mercer
                                                   County since 1995.

Robert M. Hernandez             Trustee            Director since 1991, Vice
USX Corporation                                    Chairman and Chief
600 Grant Street                                   Financial Officer
6105 USX Tower                                     since 1994, Executive
Pittsburgh, PA  15219                              Vice President -
Age:  52                                           from 1991 to 1994, Senior
                                                   Vice President - Finance
                                                   and Treasurer from 1990
                                                   to 1991, USX Corporation
                                                   (a diversified company
                                                   principally engaged in
                                                   energy and steel
                                                   businesses); Director,
                                                   ACE Limited; Trustee,
                                                   Allegheny General
                                                   Hospital and Allegheny
                                                   Accounting & Finance and
                                                   Health, Education and
                                                   Research Foundation;
                                                   Director, Marinette
                                                   Marine Corporation;
                                                   Director, Pittsburgh
                                                   Baseball, Inc.; and
                                                   Director and Chairman of

-------------------------

/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                 Principal Occupation
Name and Address            Position with Fund   During Past Five Years
----------------            ------------------   ----------------------

                                                 the Board, RMI Titanium
                                                 Company.


Anthony M. Santomero             Vice Chairman   Deputy Dean from 1990 to 1994,
The Wharton School               of the Board    Richard K. Mellon Professor
University of Pennsylvania                       of Finance since April 1984,
Room 2344                                        Director, Wharton Financial
Steinberg Hall-Dietrich Hall                     Institutions Center, since
Philadelphia, PA 19104-6367                      July 1995, and Dean's Advisory
Age: 49                                          Council Member since July 1984,
                                                 The Wharton School, University
                                                 of Pennsylvania; Associate
                                                 Editor, Journal of Banking and
                                                 Finance since June 1978;
                                                 Associate Editor, Journal of
                                                 Economics and Business since
                                                 October 1979; Associate Editor,
                                                 Journal of Money, Credit and
                                                 Banking since January 1980;
                                                 Research Associate, New York
                                                 University Center for Japan-
                                                 U.S. Business and Economic
                                                 Studies since July 1989;
                                                 Editorial Advisory Board, Open
                                                 Economics Review since November
                                                 1990; Director, The Zweig Fund
                                                 and The Zweig Total Return
                                                 Fund; Director of Municipal
                                                 Fund for California Investors,
                                                 Inc. and Municipal Fund for New
                                                 York Investors, Inc.

David R. Wilmerding, Jr.         Chairman of     Chairman, Gee, Wilmerding &
One Aldwyn Center                 the Board      Associates, Inc. (investment
Villanova, PA  19085                             advisers) since February 1989;
Age: 61                                          Director, Beaver Management
                                                 Corporation;

                                                 Principal Occupation
Name and Address            Position with Fund   During Past Five Years
----------------            ------------------   ----------------------

                                                 Director, Independence Square
                                                 Income Securities, Inc.; until
                                                 September 1988, President,
                                                 Treasurer and Trustee, The
                                                 Mutual Assurance Company; until
                                                 September 1988, Chairman,
                                                 President Treasurer and
                                                 Director, The Green Tree
                                                 Insurance Company (a wholly-
                                                 owned subsidiary of The Mutual
                                                 Assurance Company); until
                                                 September 1988, Director,
                                                 Keystone State Life Insurance
                                                 Company; Director, Trustee or
                                                 Managing General Partner of a
                                                 number of investment companies
                                                 advised by PIMC and its
                                                 affiliates.

Karen H. Sabath                 Assistant        President, Compass Capital
Compass Capital Group           Secretary        Group, Inc. since 1995;
 Inc.                                            Managing Director of BlackRock
345 Park Avenue                                  Financial Management, Inc.
New York, NY 10154                               since 1993; prior to 1993, Vice
Age: 31                                          President of BlackRock
                                                 Financial Management, Inc.

Linda Kaufmann                  Assistant        Vice President and Director of
PFPC Inc.                       Secretary        Mutual Fund Accounting for
400 Bellevue Parkway                             Compass Capital Funds with PFPC
Wilmington, DE  19809                            Inc. since 1996; Assistant Vice
Age: 35                                          President, PFPC, Inc. from
                                                 1994-96; Senior Accounting
                                                 Officer, PFPC, Inc. from
                                                 1990-94.

                                                 Principal Occupation
Name and Address            Position with Fund   During Past Five Years
----------------            ------------------   ----------------------

Morgan R. Jones                 Secretary        Partner in the law firm of
Philadelphia National                            Drinker Biddle & Reath,
  Bank Building                                  Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age: 56

     The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Compass Distributors, Inc. ("CDI" or "Distributor") $10,000 annually and $275 per Portfolio for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Corporation ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), CastleInternational Asset Management Limited ("CastleInternational"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), CDI (collectively with PFPC and CCG, the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

     The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1996:

                                                                                      Total
                                              Pension or                              Compensation
                                              Retirement                              from Registrant
                             Aggregate        Benefits           Estimated            and Fund
                             Compensation     Accrued as         Annual               Complex/1/
Name of Person,              from             Part of Fund       Benefits upon        Paid to
Position                     Registrant       Expenses           Retirement           Trustees
--------                     ----------       --------           ----------           --------

Philip E. Coldwell,/*/         $1,875             N/A                N/A              (4)/2/ $41,325
Trustee

Robert R. Fortune,/*/          $1,875             N/A                N/A              (6)/2/ $61,325
Trustee

Rodney D. Johnson,/*/          $1,875             N/A                N/A              (6)/2/ $53,325
Trustee

G. Willing Pepper,/*/          $3,125             N/A                N/A              (7)/2/ $92,575
Former Chairman of
the Board

Anthony M. Santomero, Vice     $38,025            N/A                N/A              (6)/2/ $58,500
Chairman of the Board

David R. Wilmerding, Jr.,      $43,025            N/A                N/A              (7)/2/ $64,750
Chairman of the Board

William O. Albertini,          $31,150            N/A                N/A              (1)/2/ $31,150
Trustee**

Raymond J. Clark,              $31,150            N/A                N/A              (1)/2/ $31,150
Trustee**

Robert M. Hernandez,           $31,150            N/A                N/A              (1)/2/ $31,150
Trustee**

     * Messrs. Coldwell, Fortune, Johnson and Pepper resigned as trustees of the Fund on January 4, 1996.

     ** Messrs. Albertini, Clark and Hernandez were elected as trustees by the shareholders of the Fund on January 4, 1996.

----------------------
     1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

     2. Total number of investment company boards trustees served on within the Fund Complex.

THE TRUST

     The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.


                                          Principal Occupation During
Trustees            Position with Trust   Last Five Years
--------            -------------------   ---------------

David G. Booth*     Trustee, President    President, Chairman-Chief Executive
Santa Monica,       and Chairman-Chief    Officer and Director of all DFA
CA                  Executive Officer     Entities, except Dimensional Fund
Age:  50                                  Advisors Ltd., of which he is Chairman
                                          and Director

George M.           Trustee               Leo Melamed Professor of Finance,
Constantinides                            Graduate School of Business,
Chicago, IL                               University of Chicago.  Director, DFA
Age:  49                                  Investment Dimensions Group Inc.,
                                          Dimensional Investment Group Inc. and
                                          Dimensional Emerging Markets Fund Inc.

John P. Gould       Trustee               Steven G. Rothmeier Distinguished
Chicago, IL                               Service Professor of Economics,
Age:  58                                  Graduate School of Business,
                                          University of Chicago. Trustee, First
                                          Prairie Funds (registered investment
                                          companies). Director, DFA Investment
                                          Dimensions Group Inc., Dimensional
                                          Investment Group Inc., Dimensional
                                          Emerging Markets Fund Inc. and Harbor
                                          Investment Advisors. Executive Vice
                                          President, Lexacon Inc. (economics,
                                          law, strategy, and finance
                                          consulting).


                                          Principal Occupation During
Trustees            Position with Trust   Last Five Years
--------            -------------------   ---------------

Roger G.            Trustee               Professor in Practice of Finance,
Ibbotson                                  Yale School of Management. Director,
New Haven, CT                             DFA Investment Dimensions Group Inc.,
Age:  53                                  Dimensional Investment Group Inc.,
                                          Dimensional Emerging Markets Fund
                                          Inc., Hospital Fund, Inc. (investment
                                          management services) and BIRR
                                          Portfolio Analysis, Inc. (software
                                          products).  Chairman and President,
                                          Ibbotson Associates, Inc., Chicago, IL
                                          (software, data, publishing and
                                          consulting).

Merton H.           Trustee               Robert R. McCormick Distinguished
Miller                                    Service Professor Emeritus, Graduate
Chicago, IL                               School of Business, University of
Age:  73                                  Chicago.  Director, DFA Investment
                                          Dimensions Group Inc., Dimensional
                                          Investment Group Inc. and Dimensional
                                          Emerging Markets Fund Inc. Public
                                          Director, Chicago Mercantile Exchange.

Myron S.            Trustee               Limited Partner, Long-Term Capital
Scholes                                   Management L.P. (money manager).
Greenwich, CT                             Frank E. Buck Professor of Finance,
Age:  55                                  Graduate School of Business and
                                          Professor of Law, Law School, Senior
                                          Research Fellow, Hoover Institution,
                                          (all) Stanford University (on leave).
                                          Director, DFA Investment Dimensions
                                          Group Inc., Dimensional Investment
                                          Group Inc., Dimensional Emerging
                                          Markets Fund Inc., Benham Capital
                                          Management Group of Investment
                                          Companies and Smith Breedon Group of
                                          Investment Companies.


                                          Principal Occupation During
Trustees            Position with Trust   Last Five Years
--------            -------------------   ---------------

Rex A.              Trustee, Chairman     Chairman, Chief Investment Officer
Sinquefield*        and Chief             and Director of all DFA Entities,
Santa Monica,       Investment Officer    except Dimensional Fund Advisors Ltd.,
CA                                        of which he is Chairman, Chief
Age:  52                                  Executive Officer and Director.

*Interested
Trustees of the
Trust.
-------------


                                          Principal Occupation During
Officers            Position with Trust   Last Five Years
--------            -------------------   ---------------

Arthur Barlow       Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  42

Truman Clark        Vice President        Vice President of all DFA Entities.
Santa Monica,                             Consultant until October 1995 and
CA                                        Principal and Manager of Product
Age:  55                                  Development, Wells Fargo Nikko
                                          Investment Advisors from 1990-1994.

Maureen Connors     Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  61

Robert Deere        Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  40

Irene R.            Vice President,       Vice President and Secretary of all
Diamant             Secretary             DFA Entities, except Dimensional Fund
Santa Monica,                             Advisors Ltd., for which she is Vice
CA                                        President.
Age:  46

Eugene Fama,        Vice President        Vice President of all DFA Entities.
Jr.
Santa Monica,
CA
Age:  36

David Plecha        Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  36


                                          Principal Occupation During
Officers            Position with Trust   Last Five Years
--------            -------------------   ---------------

George Sands        Vice President        Vice President of all DFA Entities.
Santa Monica,                             Managing Director, Assets Strategy
CA                                        Consulting, Los Angeles, CA from 1991
Age:  40                                  to 1992 and previously Vice President
                                          of Wilshire Associates, Santa Monica,
                                          CA.

Michael T.          Vice President,       Vice President, Chief Financial
Scardina            Chief Financial       Officer, Controller and Treasurer of
Santa Monica,       Officer, Controller   all DFA Entities.
CA                  and Treasurer
Age:  42

Cem Severoglu       Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  33

Jeanne C.           Executive Vice        Executive Vice President of all DFA
Sinquefield,        President             Entities.
Ph.D.
Santa Monica,
CA
Age:  51

Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.

     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1996 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.


                                                                                Total
                                          Pension or                            Compensation
                                          Retirement                            from
                        Aggregate         Benefits           Estimated          Registrant and
                        Compensation      Accrued as         Annual             Trust Complex/1/
Name of Person,         from              Part of Trust      Benefits upon      Paid to
Position                Registrant        Expenses           Retirement         Trustees
---------------         ----------        --------           ----------         --------

George M.                  $5,000              N/A               N/A                $30,000
Constantinides,
Trustee

John P. Gould,             $5,000              N/A               N/A                $30,000
Trustee

Roger G. Ibbotson,         $5,000              N/A               N/A                $30,000
Trustee

Merton H. Miller,          $5,000              N/A               N/A                $30,000
Trustee

Myron S. Scholes,          $5,000              N/A               N/A                $30,000
Trustee

                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

      The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract,

    ------------------

    /1/ A Trust Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PAMG may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     PAMG renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PIMC served as adviser.

     From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) PAMG and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) PIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BlackRock served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free

Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

     PCM renders sub-advisory services to the Balanced, Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios pursuant to Sub-Advisory Agreements. CastleInternational renders sub-advisory services to the International Equity and International Emerging Markets Portfolios pursuant to a Sub-Advisory Agreement. PIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Core Bond, Government Income and International Bond Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Large Cap Growth Equity, Mid-Cap Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with PAMG, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

     From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Large Cap Growth Equity Portfolios. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Bond Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government Bond and Large Cap Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income

Portfolios. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Select Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From
September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolio. PCM served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.

     PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PEAC served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

     Under the relevant Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock and CastleInternational are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, CastleInternational and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PAMG, PIMC, PCM, PEAC, BlackRock or CastleInternational, as the case may be. PAMG, PIMC, PCM, PEAC, BlackRock and CastleInternational may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

     For the period from October 1, 1995 through January 4, 1996, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:


                                       Fees Paid
                                         (After                 Reimburse-
Portfolios                              Waivers)     Waivers      ments
----------                             ----------    -------    ----------

Money Market                            $321,268    $1,818,401  $    0
Municipal Money Market                    46,804       304,226       0
U.S. Treasury Money Market               114,639       745,150       0
Ohio Municipal Money Market               11,052        71,841       0
Pennsylvania Municipal Money Market       64,257       417,675       0
North Carolina Municipal Money            11,026        71,666       0
Market
Virginia Municipal Money Market                0         7,024       0
Managed Income                           520,724       223,168       0
Government Income                              0        17,234       0
Tax-Free Income                            3,933        11,137       0
Intermediate Government Bond             114,345       130,122       0
Ohio Tax-Free Income                         723        10,100       0
Pennsylvania Tax-Free Income              43,145        37,663       0
Intermediate Bond                       $136,544       119,059  $    0
Large Cap Value Equity                   829,764       147,027       0
Large Cap Growth Equity                  361,240        95,914       0
Small Cap Growth Equity                  304,284        23,327       0
Select Equity                            369,071        97,791       0
Index Equity                               4,647        88,292       0
Small Cap Value Equity                   320,588        24,942       0
International Equity                     697,319       127,354       0
International Emerging Markets           144,937        11,380       0
Balanced                                 201,642        53,929       0

     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), the Fund paid PAMG (PIMC in the case of the Index Equity Portfolio) advisory fees, and PAMG (PIMC in the case of the Index Equity Portfolio) waived advisory fees and reimbursed expenses, as follows:


                                        Fees Paid
                                         (After                   Reimburse-
Portfolios                              Waivers)      Waivers       ments
----------                              ---------     -------     ----------

Money Market                           $1,443,913    $6,290,596   $    0
Municipal Money Market                    158,379     1,029,459        0
U.S. Treasury Money Market                691,448     3,584,858        0
Ohio Municipal Money Market                32,275       209,784        0
Pennsylvania Municipal Money Market       240,350     1,562,271        0
North Carolina Municipal Money             45,997       298,983        0
Market
Virginia Municipal Money Market                 0       180,685   14,604
New Jersey Municipal Money Market          32,663       212,365        0
Managed Income                          1,796,762       770,041        0
Government Income                               0        52,817    7,027
Tax-Free Income                           109,211        74,939        0
Intermediate Government Bond              425,069       283,380        0
Ohio Tax-Free Income                        4,764        31,253    3,479
Pennsylvania Tax-Free Income              185,302       123,326        0
Intermediate Bond                         514,322       342,880        0
New Jersey Tax-Free Income                184,448       122,966        0
International Bond                        133,797         4,580        0
Core Bond                              $  424,691    $  283,127   $    0
Low Duration Bond                         338,287       225,525        0
Large Cap Value Equity                  4,159,395       421,173        0
Large Cap Growth Equity                 2,109,685       210,969        0
Small Cap Growth Equity                 1,596,126         7,204        0
Select Equity                           1,457,052       145,705        0
Index Equity                               28,380       174,535        0
Small Cap Value Equity                  1,223,651             0        0
International Equity                    2,836,323       202,595        0
International Emerging Markets            740,140        63,810        0
Balanced                                  917,400        91,740        0

     For the year or periods ended September 30, 1995, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                                 Fees Paid
                                                  (After                      Reimburse-
          Portfolios                              Waivers)       Waivers         ments
          ----------                             ----------      -------      ----------

          Money Market                           $1,051,446     $5,217,130    $     0
          Municipal Money Market                    189,929        921,718          0
          U.S. Treasury Money Market                489,209      2,327,266          0
          Ohio Municipal Money Market                49,133        245,955          0
          Pennsylvania Municipal Money Market       304,651      1,264,187          0
          North Carolina Municipal Money Market      46,472        369,591      4,999
          Managed Income                          1,790,332        767,285          0
          Tax-Free Income                              0            49,671      1,599
          Intermediate Government Bond              379,534        569,302          0
          Ohio Tax-Free Income                         0            42,044      6,713
          Pennsylvania Tax-Free Income              161,038        137,951          0
          Intermediate Bond                         342,301        335,908          0
          Large Cap Value Equity                  2,832,644        746,727          0
          Large Cap Growth Equity                   866,271        324,851          0
          Small Cap Growth Equity                   618,374        137,615          0
          Select Equity                             691,447        259,293          0
          Index Equity                               30,772        382,205          0
          Small Cap Value Equity                  1,143,071        114,307          0
          International Equity                    2,391,607        597,902          0
          Balanced                                  642,763        241,037          0
          Virginia Municipal Money Market              0            85,063     35,957
          International Emerging Markets            258,648         52,186          0
          Government Income/1/                         0            37,256     11,980

/1/ For the period from commencement of operations (October 3, 1994) through September 30, 1995.

     For the year or periods ended September 30, 1994, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                       Fees Paid
                                         (After
          Portfolios                    Waivers)         Waivers        Reimbursements
          ----------                   ----------        -------        --------------

          Money Market                  $951,230        $3,359,847      $       0
          Municipal Money Market         171,405           599,920              0
          U.S. Treasury Money
          Market                         281,771           986,201              0
          Ohio Municipal Money
          Market                           6,724           217,938         20,660
          Pennsylvania Municipal
          Money Market                    42,612           336,382         19,022
          North Carolina Municipal
          Money Market                      0              249,914         26,804
          Managed Income               1,398,343           599,290              0
          Tax-Free Income                   0               47,655         35,898
          Intermediate Government        368,546           552,819              0
          Bond
          Ohio Tax-Free Income              0               35,709         35,496
          Pennsylvania Tax-Free
          Income                          49,646           227,003          9,645
          Intermediate Bond              131,294           206,071              0
          Large Cap Value Equity       2,306,672           865,002              0
          Large Cap Growth Equity        467,637           175,364              0
          Small Cap Growth Equity         55,825           160,320              0
          Select Equity                  303,169           113,689              0
          Index Equity                    28,392           376,934              0
          Small Cap Value Equity         890,883           197,974              0
          International Equity         1,408,053           477,733              0
          Balanced                       470,579           202,166              0
          Virginia Municipal Money
          Market/1/                         0                8,925          4,816
          International Emerging
          Markets/2/                       7,672            16,051              0

/1/ For the period from commencement of operations (July 25, 1994) through September 30, 1994.
/2 For the period from commencement of operations (June 17, 1994) through September 30, 1994.

     For the period from October 1, 1995 through January 4, 1996, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                   Fees Paid
                                     (After
Portfolios                          Waivers)   Waivers
----------                         ----------  --------

Money Market                        $      0   $235,363

Municipal Money Market                     0     38,613

U.S. Treasury Money Market                 0     94,577

Ohio Municipal Money Market                0      9,118

Pennsylvania Municipal Money               0     53,013
 Market

North Carolina Municipal Money             0      9,096
 Market

Virginia Municipal Money Market            0        773

Managed Income                       497,581     82,654

Government Income                          0     12,063

Tax-Free Income                        3,693      9,207

Intermediate Government Bond          73,585     97,542

Ohio Tax-Free Income                   3,258      4,318

Pennsylvania Tax-Free Income          24,323     32,242

Intermediate Bond                     76,937    101,986

Large Cap Value Equity               213,057          0

Large Cap Growth Equity              333,722          0

Small Cap Growth Equity              239,156          0

Select Equity                        340,809          0

Index Equity                          12,385     73,920

Small Cap Value Equity               252,237          0

International Equity                 659,738          0

International Emerging Markets       137,559          0

Balanced                             186,567          0


     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PAMG (PIMC in the case of the Index Equity Portfolio) paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:



                                          Fees Paid
                                            (After
Portfolios                                 Waivers)     Waivers
----------                                 -----------  ----------

Money Market                               $1,443,913   $5,342,421

Municipal Money Market                        158,382      897,064

U.S. Treasury Money Market                    694,221    3,095,647

Ohio Municipal Money Market                    32,275      182,796

Pennsylvania Municipal Money Market           240,350    1,361,445

North Carolina Municipal Money Market          45,997      260,560

Virginia Municipal Money Market                     0      160,601

New Jersey Municipal Money Market              32,663      149,411

Managed Income                              1,488,836      248,415

Government Income                                   0       36,973

Tax-Free Income                                95,609       50,559

Intermediate Government Bond                  412,698        2,499

Ohio Tax-Free Income                            1,428       23,786

Pennsylvania Tax-Free Income                  170,395       84,589

Intermediate Bond                             402,873      188,333

New Jersey Tax-Free Income                    153,707       61,483

International Bond                            106,486            0

Core Bond                                     353,907      141,564

Low Duration Bond                             281,905      112,763

Large Cap Value Equity                      3,314,383            0

Large Cap Growth Equity                     1,686,503            0

Small Cap Growth Equity                     1,164,980            0

Select Equity                               1,164,368            0

Index Equity                                   20,642      123,200

Small Cap Value Equity                        888,986            0

International Equity                        2,431,134            0

International Emerging Markets                707,475            0

Balanced                                      733,223            0


     For the year or periods ended September 30, 1995, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:




                                          Fees Paid
                                           (After
Portfolios                                Waivers)      Waivers
----------                               ---------      -------

Money Market                             $        0     $721,072

Municipal Money Market                            0      123,516

U.S. Treasury Money Market                        0      312,942

Ohio Municipal Money Market                       0       32,788

Pennsylvania Municipal Money Market               0      174,315

North Carolina Municipal Money Market             0       46,229

Managed Income                            1,253,232      537,100

Tax-Free Income                                   0       34,770

Intermediate Government Bond                265,674      398,511

Ohio Tax-Free Income                              0       29,431

Pennsylvania Tax-Free Income                112,727       96,566

Intermediate Bond                           239,611      235,136

Large Cap Value Equity                    2,060,105      543,074

Large Cap Growth Equity                     630,015      236,255

Small Cap Growth Equity                     449,727      100,084

Select Equity                               502,871      188,576

Index Equity                                 30,772      286,654

Small Cap Value Equity                      831,324       83,132

International Equity                      1,913,286      478,322

Balanced                                    467,464      175,299

Virginia Municipal Money Market                   0        9,451

International Emerging Markets              227,610       45,924

Government Income/1/                              0       26,079


/1/  Commenced operations October 3, 1994.

For the year or periods ended September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                            Fees Paid
Portfolios                               (After Waivers)  Waivers
----------                               ---------------  --------

Money Market                                 $        0   $479,008

Municipal Money Market                                0     85,703

U.S. Treasury Money Market                            0    140,886

Ohio Municipal Money Market                           0     24,962

Pennsylvania Municipal Money Market                   0     42,110

North Carolina Municipal Money Market                 0     27,768



                                         Fees Paid
Portfolios                               (After Waivers)        Waivers
----------                               ---------------        --------
Managed Income                           $1,198,580               $199,763

Tax-Free Income                                   0                 33,359

Intermediate Government Bond                276,410                368,546

Ohio Tax-Free Income                              0                 24,996

Pennsylvania Tax-Free Income                 33,198                160,456

Intermediate Bond                            97,470                138,685

Large Cap Value Equity                    2,018,338                288,334

Large Cap Growth Equity                     409,182                 58,455

Small Cap Growth Equity                      55,825                101,371

Select Equity                               265,273                 37,896

Index Equity                                 28,392                275,602

Small Cap Value Equity                      791,896                      0

International Equity                      1,257,191                251,438

Balanced                                    409,420                 79,849

Virginia Municipal Money Market/1/                0                    992

International Emerging Markets/2/             6,723                 14,153


/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.

     For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1994, 1995 and 1996, the Index Master Portfolio paid advisory fees to DFA totalling $10,833, $18,816 and $62,405, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio until June 2, 1996.

     The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $20,165 in advisory fees to BlackRock.
For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $496,305, $607,485 and $159,582, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the period from March 1, 1995 through December 31, 1995 and during the fiscal years ended February 28, 1995 and 1994, Midlantic Bank waived $0, $2,451 and $318,099, respectively, in investment advisory fees. During the period from January 13, 1996 through

January 31, 1996, the New Jersey Tax-Free Income Portfolio paid PAMG $12,779 in investment advisory fees, and PAMG waived $8,520 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PAMG paid BlackRock $8,945 in sub-advisory fees with respect to the New Jersey Tax-Free Income Portfolio and BlackRock waived $5,964 in sub-advisory fees.

     The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PAMG from January 1, 1996 through February 12, 1996. For the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid $4,134 in advisory fees to PAMG, and PAMG waived advisory fees and reimbursed expenses totalling $0 and $0, respectively. For the period from February 1, 1996 through February 12, 1996, PAMG paid Morgan Grenfell $4,898 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio, and Morgan Grenfell waived sub-advisory fees totalling $0. For the period from January 1, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid $24,832 in advisory fees to PAMG. For the period from January 1, 1996 through January 31, 1996, PAMG paid Morgan Grenfell $20,176 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the International Bond Portfolio paid $305,176, $361,620 and $346,865, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PIMC from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $8,000 in advisory fees to PIMC. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $155,696, $158,240 and $158,536, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid PIMC $2,128 in investment advisory fees, and PIMC waived $13,826 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PNC Bank waived all of the sub-advisory fees (in the amount of $1,125) with respect to the New Jersey Municipal Money Market Portfolio.

     The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Core Bond Portfolio paid BlackRock $53,125 in investment advisory fees and BlackRock waived $21,255 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Core Bond Portfolio in the amounts of $56,894 and $34,010, respectively, and reimbursed expenses amounting to $137,364 and $137,179, respectively. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid PAMG $182,709 in investment advisory fees, and PAMG waived $121,806 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $127,896 in sub-advisory fees with respect to the Core Bond Portfolio, and BlackRock waived $85,264 in sub-advisory fees.

     The predecessor portfolio to the Low Duration Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Low Duration Bond Portfolio paid BlackRock $56,481 in investment advisory fees and BlackRock waived $11,186 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Low Duration Bond Portfolio in the amounts of $102,707 and $110,232, respectively, and reimbursed expenses amounting to $61,195 and $55,582, respectively. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid PAMG $149,488 in investment advisory fees, and PAMG waived $99,659 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $104,642 in sub-advisory fees with respect to the Low Duration Bond Portfolio, and BlackRock waived $69,761 in sub-advisory fees.

     Administration Agreements. CCG, PFPC and CDI serve as the Fund's co-administrators pursuant to administration agreements (collectively, the "Administration Agreement"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. As stated in the Prospectuses, the Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     CCG serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreement provides that CCG, PFPC and CDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For its services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. In addition, PFPC charges each investor in the Index Master Portfolio a monthly fee of $2,600.

     From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. CCG became an Administrator to the Fund on December 1, 1995. For the period from October 1, 1995 through January 13, 1996, the Fund paid CCG, PFPC and PDI combined administration fees (after waivers), and CCG, PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                               Fees Paid
                                 (After             Reimburse-
Portfolios                      Waivers)   Waivers    ments
----------                     ----------  -------  ----------

Money Market                    $645,001   $51,681      $0

Municipal Money Market           117,010     8,088       0

U.S. Treasury Money Market       242,075    52,266       0

Ohio Municipal Money Market       17,189    12,366       0

Pennsylvania Municipal
Money Market                     143,962    28,455       0

North Carolina Municipal
Money Market                      11,644    17,455       0

Virginia Municipal Money
Market                                 0    12,768       0

Managed Income                   226,271    82,078       0

Government Income                    353     6,893       0


                               Fees Paid
                                 (After                   Reimburse-
Portfolios                      Waivers)      Waivers       ments
----------                     ----------     -------     ----------
Tax-Free Income                 $  1,455      $ 4,890         $0

Intermediate Government Bond      69,369       33,385          0

Ohio Tax-Free Income                 604        3,942          0

Pennsylvania Tax-Free Income      23,054       10,922          0

Intermediate Bond                 70,091       37,396          0

Large Cap Value Equity           287,181       75,970          0

Large Cap Growth Equity          142,578       32,289          0

Small Cap Growth Equity          105,681       19,886          0

Select Equity                    150,292       28,337          0

Index Equity                      32,455       65,337          0

Small Cap Value Equity           127,936        4,181          0

International Equity             200,396       30,791          0

International Emerging Markets    26,329            0          0

Balanced                          73,163       24,504          0

          For the period from January 14, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:


                                Fees Paid
                                 (After                   Reimburse-
Portfolios                      Waivers)      Waivers       ments
----------                     -----------    -------     ----------

Money Market                   $2,319,935     $460,119      $    0

Municipal Money Market            303,192      171,943           0

U.S. Treasury Money Market      1,325,463      264,620           0

Ohio Municipal Money Market        57,595       37,497           0

Pennsylvania Municipal
 Money Market                     576,488      139,781           0

North Carolina Municipal
 Money Market                      57,612       78,873           0

Virginia Municipal Money
 Market                                 0       60,792       4,868

New Jersey Municipal Money
 Market                            47,930       52,585           0

Managed Income                    740,845      412,076           0


                                Fees Paid
                                 (After                     Reimburse-
Portfolios                      Waivers)       Waivers        ments
----------                     -----------     --------     ----------
Government Income              $    1,394      $ 22,902       $    0

Tax-Free Income                    47,371        37,838            0

Intermediate Government Bond      207,399       118,488            0

Ohio Tax-Free Income               10,045         6,523            0

Pennsylvania Tax-Free Income       85,441        56,528            0

Intermediate Bond                 221,810       172,503            0

New Jersey Tax-Free Income         68,934        69,374            0

International Bond                 27,454        28,993            0

Core Bond                         196,853       128,743            0

Low Duration Bond                 175,769        83,391            0

Large Cap Value Equity          1,589,313       235,958            0

Large Cap Growth Equity           729,234       236,170            0

Small Cap Growth Equity           652,784        17,700            0

Select Equity                     471,931       198,312            0

Index Equity                       55,265       345,636            0

Small Cap Value Equity            511,980         3,984            0

International Equity              727,738       201,501            0

International Emerging Markets    147,927             0            0

Balanced                          339,671        80,233            0

          For the year or periods ended September 30, 1995, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:


                                Fees Paid
                                 (After
Portfolios                      Waivers)       Waivers      Reimbursements
----------                     -----------     --------     --------------

Money Market                   $1,686,008      $200,348        $     0

Municipal Money Market            208,246       162,303              0

U.S. Treasury Money Market        631,041       281,107              0

Ohio Municipal Money Market        43,263        55,100              0

Pennsylvania Municipal
Money Market                      322,632       200,313              0

North Carolina Municipal
Money Market                       24,058       114,630          1,666

Managed Income                    751,452       267,310              0

Tax-Free Income                         0        19,868          2,132

Intermediate Government Bond      244,417       135,117              0



                                Fees Paid
                                 (After
Portfolios                      Waivers)    Waivers   Reimbursements
----------                     -----------  --------  --------------
Ohio Tax-Free Income           $        0   $ 16,817     $ 8,950

Pennsylvania Tax-Free Income       68,050     51,546           0

Intermediate Bond                 139,960    131,323           0

Large Cap Value Equity          1,083,967    187,474           0

Large Cap Growth Equity           360,966     72,170           0

Small Cap Growth Equity           238,595     36,310           0

Select Equity                     288,666     57,058           0

Index Equity                       96,814    316,163           0

Small Cap Value Equity            359,637     97,592           0

International Equity              689,601    107,601           0

Balanced                          216,630    104,752           0

Virginia Municipal Money
Market                                  0     28,354      11,986

International Emerging
 Markets                           41,383      8,350           0

Government Income/1/                    0     14,903      15,973

/1/  Commenced operations October 3, 1994.

     For the year or periods ended September 30, 1994, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:



                               Fees Paid
                                (After
Portfolios                     Waivers)    Waivers   Reimbursements
----------                     ---------   -------   --------------

Money Market                  $  803,349   $541,066      $     0

Municipal Money Market            42,931    214,178            0

U.S. Treasury Money Market       132,901    289,756            0

Ohio Municipal Money Market        2,241     72,646        6,887

Pennsylvania Municipal Money
Market                            11,758    114,573        6,340

North Carolina Municipal
Money Market                           0     83,304        8,934

Managed Income                   521,204    277,849            0

Tax-Free Income                        0     19,062       14,359

Intermediate Government Bond     186,742    181,804            0

Ohio Tax-Free Income                   0     14,284       14,199

Pennsylvania Tax-Free Income      19,858     90,020        3,858

Intermediate Bond                 52,518     82,428            0

Large Cap Value Equity         1,075,209     61,908            0

Large Cap Growth Equity          128,262    105,557            0

Small Cap Growth Equity           20,166     58,432            0

Select Equity                     52,164     99,421            0

Index Equity                      27,115    378,211            0

Small Cap Value Equity           354,486     41,462            0

International Equity             502,876          0            0

Balanced                         125,112    119,522            0

Virginia Municipal Money
 Market/1/                             0      2,975        1,605

International Emerging
 Markets/2/                        1,259      2,537            0

/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.

     The predecessor portfolios to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $73,663, $44,863 and $43,497, respectively, in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $0, $26,345 and $27,844, respectively, in administration fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid the Administrators $3,050 in administration fees, and the Administrators waived $3,691 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $154,232, $105,029 and $79,454, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $4, $77,951 and $63,850, respectively, in administrative fees.
During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid the Administrators $4,443 in administration fees, and the Administrators waived $5,347 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the International Bond Portfolio paid $77,924, $81,364 and $78,033, respectively, in administrative fees to SEI pursuant to the prior administration agreement. During the period from January 13, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,141 in administrative fees. During the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,357 in administrative fees, and the Administrators waived fees and reimbursed expenses totalling $1,212 and $0, respectively.

     The predecessor portfolios to the Low Duration Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the period from July 1, 1995 through January 12, 1996 and during the fiscal years ended June 30, 1995 and 1994, the predecessor portfolio to the Core Bond Portfolio paid $29,752, $73,257 and $40,261, respectively, in administrative fees to State Street pursuant to the prior administration agreement, and State Street waived $0, $0 and $32,500, respectively, in administrative fees. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid the Administrators $79,269 in administration fees, and the Administrators waived $60,808 in administration fees. During the period from July 1, 1995 through January 12, 1996 and during the fiscal years ended June 30, 1995 and 1994, the predecessor portfolio to the Low Duration Bond Portfolio paid $31,578, $69,234 and $79,160, respectively, in administrative fees to State Street pursuant to the prior administration agreement. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid the Administrators $74,552 in administration fees, and the Administrators waived $40,055 in administration fees.

     The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company, Barclays Bank PLC and Citibank, N.A. serve as the international sub-custodians for various Portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the Fund's BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each series of Investor Shares in each Portfolio, plus disbursements. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.

     PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

     Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or CCG or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay CCG fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. CCG, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, CCG and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional

Payments") would be in addition to the payments by the Fund described in the Fund's Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectuses for Investor Shares. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, CCG and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, CCG and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, CCG and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, CCG and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     Service Organizations may charge their clients additional fees for account-related services.

     The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the

Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.

     For the twelve months ended September 30, 1996 (from February 1, 1996 through September 30, 1996 in the case of the New Jersey Municipal Money Market, New Jersey Tax-Free Income and International Bond Portfolios; from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios), the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current and prior plans:



                                   Distribution   Shareholder     Shareholder
Portfolios - Investor A Shares        Fees       Servicing Fees  Processing Fees
--------------------------------      ----       --------------  ---------------

Money Market                          $103,161        $213,632          $130,936

Municipal Money Market                     295             452               277

U.S. Treasury Money Market               6,942          14,341             8,790

Ohio Municipal Money Market              3,631           6,256             3,834

Pennsylvania Municipal Money            50,277         126,379            77,458
Market

New Jersey Municipal Money               9,018          26,105            16,000
Market

North Carolina Municipal Money              76             162                99
Market

Low Duration Bond                            0           1,103               676

Core Bond                                    0             213               131

Managed Income                          15,672          20,986            12,863

Intermediate Government Bond             7,190          12,127             7,432

Tax-Free Income                          8,456          10,003             6,130

Government Income                        2,329           6,058             3,714

International Bond                           0              56                34

Ohio Tax-Free Income                     2,669           5,488             3,363

Pennsylvania Tax-Free Income            56,090          70,041            42,929

New Jersey Tax-Free Income                   0             881               540

Intermediate Bond                          586           1,563               958

Large Cap Value Equity                  20,739          38,989            23,896

Large Cap Growth Equity                 12,142          24,562            15,054

Small Cap Growth Equity                 10,312          33,465            20,511

Select Equity                            4,866           9,387             5,754

Index Equity                             9,668          18,249            10,872

Small Cap Value Equity                  24,929          41,446            25,403

International Equity                    20,239          33,709            20,661

Balanced                                80,100         125,055            76,647
International Emerging Markets           2,753           4,953             3,035


                                  Distribution   Shareholder       Shareholder
Portfolios - Investor B Shares        Fees      Servicing Fees   Processing Fees
------------------------------    ------------  --------------   ---------------
Money Market                        $    532        $    110          $     68

Core Bond                              2,194             725               444

Tax-Free Income                           15               5                 3

Government Income                     79,887          22,587            13,845

International Bond                       131              43                26

Ohio Tax-Free Income                     880             265               162

Pennsylvania Tax-Free Income          40,968          12,601             7,724

New Jersey Tax-Free Income                61              20                13

Large Cap Value Equity                 4,427           1,464               897

Large Cap Growth Equity                4,165           1,378               844

Small Cap Growth Equity               12,394           4,101             2,513

Select Equity                          1,752             579               355

Index Equity                           4,025           1,342               805

Small Cap Value Equity                13,927           4,237             2,597

International Equity                  12,362           3,808             2,334

Balanced                              34,959          10,777             6,605

International Emerging Markets           323             107                65



                                  Distribution   Shareholder      Shareholder
Portfolios - Investor C Shares        Fees      Servicing Fees  Processing Fees
------------------------------    ------------  --------------  ---------------
International Bond                    $  3           $  1            $  1

Large Cap Value Equity                 120             40              24

Small Cap Growth Equity                 67             22              14

Select Equity                            0              0               0

Index Equity                           119             40              24


                                  Distribution   Shareholder      Shareholder
Portfolios - Service Shares           Fees      Servicing Fees  Processing Fees
---------------------------       ------------  --------------  ---------------

Money Market                          N/A        $2,413,153        $2,413,153

Municipal Money Market                N/A           442,130           442,130

U.S. Treasury Money Market            N/A         1,496,137         1,496,137

Ohio Municipal Money Market           N/A            68,218            68,218

Pennsylvania Municipal Money          N/A           337,504           337,504
 Market

New Jersey Municipal Money            N/A            61,928            61,928
 Market

North Carolina Municipal Money        N/A             8,092             8,092
 Market

Virginia Municipal Money Market       N/A            14,003            14,003

Low Duration Bond                     N/A           101,813           101,813

Core Bond                             N/A           129,459           129,459

Managed Income                        N/A           215,217           215,217

Intermediate Government Bond          N/A            72,572            72,572

Tax-Free Income                       N/A            39,737            39,737

Government Income                     N/A                 0                 0

International Bond                    N/A            24,722            24,722

Ohio Tax-Free Income                  N/A             8,631             8,631

Pennsylvania Tax-Free Income          N/A            42,224            42,224

New Jersey Tax-Free Income            N/A            91,130            91,130

Intermediate Bond                     N/A            62,978            62,978

Large Cap Value Equity                N/A           625,393           625,393

Large Cap Growth Equity               N/A           287,504           287,504

Small Cap Growth Equity               N/A           179,174           179,174

Select Equity                         N/A           154,100           154,100

Index Equity                          N/A           129,601           129,601

Small Cap Value Equity                N/A           108,248           108,248

International Equity                  N/A           226,778           226,778

Balanced                              N/A           187,602           187,602

International Emerging Markets        N/A            37,267            37,267

                                    EXPENSES

     Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

          PAMG, the sub-advisers and the Administrators expect to waive voluntarily a portion of their respective advisory, sub-advisory and administration fees during the Portfolios' current fiscal year.


                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

     For the year or period ended September 30, 1996, the following Portfolios paid brokerage commissions as follows:



Portfolios                                             Brokerage Commissions
----------                                             ---------------------

Large Cap Value Equity                                            $1,455,318

Large Cap Growth Equity                                              696,494

Small Cap Growth Equity                                              165,153

Select Equity                                                        443,114

Index Equity                                                          44,380

Small Cap Value Equity                                               380,356

International Equity                                               1,912,522

Balanced                                                              95,277

International Emerging Markets                                       588,860

     For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:


Portfolios                                                 Brokerage Commissions
----------                                                 ---------------------
Large Cap Value Equity                                         $  364,680

Large Cap Growth Equity                                           356,156

Small Cap Growth Equity                                            88,691

Select Equity                                                     341,935

Index Equity                                                       73,946

Small Cap Value Equity                                            251,396

International Equity                                            2,667,245

Balanced                                                          144,451

International Emerging Markets                                    356,727


     For the year or period ended September 30, 1994, the following Portfolios paid brokerage commissions as follows:

Portfolios                                                 Brokerage Commissions
----------                                                 ---------------------
Large Cap Value Equity                                       $  431,232

Large Cap Growth Equity                                         530,428

Small Cap Growth Equity                                          62,339

Select Equity                                                   156,700

Index Equity                                                     47,190

Small Cap Value Equity                                          185,560

International Equity                                          1,031,631

Balanced                                                        164,460

International Emerging Markets                                   32,367

     For the Index Master Portfolio's fiscal years ended November 30, 1994, 1995, and 1996, the Index Master Portfolio paid brokerage commissions totalling $10,610, $15,289 and $72,562, respectively.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1996, the following Portfolios held the following securities:

Portfolio                     Security                     Value
---------                     --------                     -----

Money Market
------------
Goldman Sachs, LP             Variable Rate Obligation  $ 47,000,000
Lehman Brothers               Variable Rate Obligation    50,000,000
Merrill Lynch & Co.           Medium Term Note            49,997,964
Merrill Lynch & Co.           Commercial Paper            49,663,333
Morgan Stanley & Co.          Commercial Paper           114,310,431

U.S. Treasury Money Market
--------------------------
Goldman Sachs, LP             Repurchase Agreement      $ 24,000,000
Morgan Stanley & Co.          Repurchase Agreement       280,300,000
Nikko Securities Co.          Repurchase Agreement        55,000,000

Managed Income
--------------
Salomon Brothers, Inc.        Corporate Bond            $  6,616,282
Merrill Lynch & Co.           Corporate Bond               6,904,866
Morgan Stanley & Co.          Corporate Bond               5,106,250
Paine Webber, Inc.            Corporate Bond               4,919,063

Balanced
--------

Salomon Brothers, Inc.        Corporate Bond            $    315,480
Merrill Lynch & Co.           Corporate Bond               1,448,661


Portfolio                     Security                         Value
---------                     --------                         -----

Low Duration Bond
-----------------
Lehman Brothers               Corporate Bonds           $  3,685,520


Merrill Lynch & Co.           Corporate Bonds           $     71,118
Morgan Stanley & Co.          Corporate Bonds                413,409

Core Bond
---------
Goldman Sachs, LP             Corporate Bonds           $  2,827,706
Merrill Lynch & Co.           Corporate Bonds                374,118

Intermediate Bond
-----------------
Goldman Sachs, LP             Corporate Bonds           $  1,884,978
Merrill Lynch & Co.           Corporate Bonds              1,196,431

                      PURCHASE AND REDEMPTION INFORMATION

        Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 1996, follows:

                                     TABLE
                                     -----

                                           Large Cap      Large Cap
                                             Value         Growth        Small Cap                      Index
                                             Equity        Equity      Growth Equity  Select Equity     Equity
                                           Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                          ------------  -------------  -------------  -------------  ------------

Net Assets.........................        $26,190,321    $16,579,152    $27,954,075    $ 6,227,831   $12,752,111

Outstanding
Shares.............................          1,706,757      1,109,844      1,288,710        459,447       913,386
                                           ===========    ===========    ===========    ===========   ===========

Net Asset Value
 Per Share.........................        $     15.35    $     14.94    $     21.69    $     13.56   $     13.96
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)/*/...............        $       .72    $       .70    $      1.02    $       .64   $       .43
                                           -----------    -----------    -----------    -----------   -----------
Offering to Public.................        $     16.07    $     15.64    $     22.71    $     14.20   $     14.39
                                           ===========    ===========    ===========    ===========   ===========

-----------
/*/ 3.00%/3.09% for Index Equity Portfolio.



                                       Small
                                       Cap Value     International                 Managed        Tax-Free
                                       Equity        Equity         Balanced       Income         Income
                                       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                       ---------     ---------      ---------      ---------      ---------

Net Assets..................            $24,605,308    $19,842,197    $71,899,325    $11,193,072   $ 4,872,905

Outstanding
Shares......................              1,540,306      1,485,086      4,762,624      1,109,756       449,699
                                        ===========    ===========    ===========    ===========   ===========

Net Asset Value
Per Share...................            $     15.97    $     13.36    $     15.10    $     10.09   $     10.84

Maximum Sales Charge,
4.50% of offering price
(4.71% of net asset
value per share)/*/.........            $       .75    $       .70    $       .71    $       .48   $       .45
                                        -----------    -----------    -----------    -----------   -----------

Offering to Public..........            $     16.72    $     14.06    $     15.81    $     10.57   $     11.29
                                        ===========    ===========    ===========    ===========   ===========

----------
/*/ 5.00%/5.26% for International Equity Portfolio; 4.00%/4.17% for Tax-Free
 Income Portfolio.

                                       Intermediate                 Pennsylvania   Low
                                       Government    Ohio Tax-      Tax-Free       Duration       Intermediate
                                       Bond          Free Income    Income         Bond           Bond
                                       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                       ---------     ---------      ---------      ---------      ---------
Net Assets.......................       $ 5,902,721    $ 9,619,203    $38,027,710    $937,658     $935,485

Outstanding
 Shares..........................           594,767        947,248      3,642,501      95,732      100,344
                                            =======        =======      =========      ======      =======

Net Asset Value
 Per Share.......................             $9.92         $10.15         $10.44       $9.79        $9.32

Maximum Sales Charge,
 4.00% of offering price
 (4.17% of net asset
 value per share)/*/.............             $ .41          $ .42          $ .44       $ .30        $ .39
                                               ----           ----           ----        ----         ----

Offering to Public...............            $10.33         $10.57         $10.88      $10.09        $9.71
                                              =====          =====          =====       =====         ====

--------------
/*/3.00%/3.09% for Low Duration Bond Portfolio.

                                                                    International  New Jersey
                                       Government    International  Emerging       Tax-Free       Core
                                       Income        Bond           Markets        Income         Bond
                                       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                       ---------     ---------      ---------      ---------      ---------

Net Assets.......................       $3,650,842     $175,812       $2,995,584     $893,803      $319,914

Outstanding
Shares...........................          358,070       15,017          343,864       79,324        33,503
                                           =======       ======          =======       ======        ======

Net Asset Value
Per Share........................           $10.20       $11.71            $8.71       $11.27         $9.55

Maximum Sales Charge,
4.00% of offering price
(4.17% of net asset
value per share)/*/..............            $ .48        $ .62            $ .46        $ .47         $ .40
                                              ----         ----             ----         ----          ----

Offering to Public...............           $10.68       $12.33            $9.71       $11.74         $9.95
                                             =====        =====             ====        =====          ====

--------------
/*/4.50%/4.71% for Government Income Portfolio; 5.00%/5.26% for International Bond and International Emerging Markets Portfolios.

                            Mid-Cap    Mid-Cap
                            Value      Growth
                             Equity    Equity
                            Portfolio  Portfolio
                            ---------  ---------

Net Assets................     $100     $100

Outstanding
 Shares...................      10       10
                               ===      ===

Net Asset Value
 Per Share................     $10.00   $10.00
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share).........     $  .47   $  .47
                               ------    -----

Offering to Public........     $10.47   $10.47
                                =====    =====

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1996 (for the period from February 1, 1996 through September 30, 1996 in the case of the New Jersey Tax-Free Income and International Bond Portfolios; for the period from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios) were as follows:



 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Managed Income                           $ 43,417

 Tax-Free Income                             9,109

 Intermediate Government Bond               22,989

 Ohio Tax-Free Income                        4,649

 Pennsylvania Tax-Free Income               81,436

 Intermediate Bond                           8,598

 Large Cap Value Equity                    141,011

 Large Cap Growth Equity                    95,694

 Small Cap Growth Equity                   344,911

 Select Equity                              44,112

 Index Equity                               78,263

 Small Cap Value Equity                     51,676

 International Equity                       85,795

 Balanced                                  143,547

 International Emerging Markets             18,147

 Government Income                          30,034

 Core Bond                                   8,481

 New Jersey Tax Free Income                 17,606

 Low Duration Bond                           6,294

 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 International Bond                               $  7,565

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:


 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Managed Income                          $ 37,132

 Tax-Free Income                            8,850

 Intermediate Government Bond              42,765

 Ohio Tax-Free Income                       2,725

 Pennsylvania Tax-Free Income             121,089

 Intermediate Bond                          1,513

 Large Cap Value Equity                    68,289

 Large Cap Growth Equity                   47,859

 Small Cap Growth Equity                   77,356

 Select Equity                             34,761

 Index Equity                              51,229

 Small Cap Value Equity                    61,709

 International Equity                      83,938

 Balanced                                 144,255

 International Emerging Markets            24,915

 Government Income                         69,712

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1994 were as follows:



 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Managed Income                          $150,150

 Tax-Free Income                          $37,504

 Intermediate Government Bond              50,694

 Ohio Tax-Free Income                      64,596

 Pennsylvania Tax-Free Income             678,464

 Intermediate Bond                          2,124

 Large Cap Value Equity                   195,675

 Large Cap Growth Equity                   81,496

 Small Cap Growth Equity                   44,054

 Select Equity                             17,550

 Index Equity                              38,454

 Small Cap Value Equity                   230,590

 International Equity                     303,547


 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Balanced                                $1,213,056

 International Emerging Markets             130,755



          For the period from January 13, 1996 through January 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the New Jersey Tax-Free Income Portfolio were $435. For the period from January 13, 1996 through March 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the Low Duration Bond and Core Bond Portfolios were $3,848 and $1,723, respectively.

          There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares of the Non-Money Market Portfolios. However, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net offering price or the asset value of the shares on the redemption date for Investor A Shares purchased on a no-load basis and subsequently redeemed within 18 months after purchase.

          Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

          Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received.
In addition, Investor C Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemptions of such Investor C Shares within 12 months of purchase.

          Service, Institutional and BlackRock Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received without a sales charge.

          Exchange Privilege.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

          A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

          Investments of Redemption Proceeds from Other Investment Companies. Investors may purchase Investor A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

      i)  any Portfolio of the Fund; and

     ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

          a) that company and the Fund have a common investment adviser or distributor; or

          b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

     Miscellaneous. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Index Master Portfolio to make payment wholly or partly in cash, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of

1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

     The Fund will accept and process purchase and redemption orders with respect to the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Select Equity, International Equity, International Emerging Markets and Balanced Portfolios on days on which the Federal Reserve Bank of Philadelphia is closed if the New York Stock Exchange (the "NYSE") is open for business.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.


                       VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     Money Market Portfolios. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Equity and International Emerging Markets Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.


                            PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     Money Market Portfolio Performance. Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period
                                         ----
return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the

Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and
(b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1996 before waivers was as follows:

                                                       Tax-Equivalent Yield
                                                        (assumes a Federal
                                          Effective           income
Portfolio                       Yield       Yield         tax rate of 28%)
---------                       -----       -----         ----------------
Money Market
     Service Shares              4.61%       4.72%               N/A
     Investor A Shares           4.52        4.62                N/A
     Institutional Shares        4.91        5.03                N/A
     Investor B Shares           3.83        3.90                N/A

Municipal Money Market
     Service Shares              2.77%       2.81%              3.84%
     Investor A Shares           2.60        2.63               3.61
     Institutional Shares        3.07        3.12               4.26

U.S. Treasury Money Market
     Service Shares              4.39%       4.49%               N/A
     Investor A Shares           2.64        4.31                N/A
     Institutional Shares        3.12        4.80                N/A

Ohio Municipal Money Market
     Service Shares              2.82%       2.86%              3.92%
     Investor A Shares           2.64        2.67               3.67
     Institutional Shares        3.12        3.17               4.33

Pennsylvania Municipal Money
Market
     Service Shares              2.78%       2.82%              3.86%
     Investor A Shares           2.60        2.63               3.61
     Institutional Shares        3.08        3.13               4.28


North Carolina Municipal
Money Market
     Service Shares              2.78%       2.82%              3.86%
     Investor A Shares           2.61        2.64               3.63
     Institutional Shares        3.08        3.13               4.28


Virginia Municipal Money
Market
     Service Shares              2.64%       2.67%              3.67%
     Institutional Shares        2.94        2.98               4.08

New Jersey Municipal Money
Market Portfolio
    Service Shares               2.58%       2.61%              3.58%
    Investor A Shares            2.33        2.36               3.24
    Institutional Shares         2.88        2.92               4.00

     The Investor B Class had not commenced operations as of September 30, 1996, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1996.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1996 after waivers was as follows:

                                                       Tax-Equivalent Yield
                                                        (assumes a Federal
                                          Effective          income
Portfolio                       Yield       Yield        tax rate of 28%)
---------                       ------      -----      --------------------
Money Market
     Service Shares              4.97%       5.09%             N/A
     Investor A Shares           4.88        5.00              N/A
     Institutional Shares        5.27        5.41              N/A
     Investor B Shares           4.19        4.28              N/A

Municipal Money Market
     Service Shares              3.21%       3.26%            4.46%
     Investor A Shares           3.04        3.09             4.22
     Institutional Shares        3.51        3.57             4.88

U.S. Treasury Money Market
     Service Shares              4.79%       4.90%             N/A
     Investor A Shares           4.62        4.73              N/A
     Institutional Shares        5.09        5.22              N/A

Ohio Municipal Money Market
     Service Shares              3.28%       3.33%            4.56%
     Investor A Shares           3.10        3.15             4.31
     Institutional Shares        3.58        3.65             4.97

Pennsylvania Municipal Money
Market
     Service Shares              3.20%       3.25%            4.44%
     Investor A Shares           3.02        3.07             4.19
     Institutional Shares        3.50        3.56             4.86


North Carolina Municipal
Money Market
     Service Shares              3.22%       3.29%            4.47%
     Investor A Shares           3.05        3.10             4.24
     Institutional Shares        3.52        3.58             4.89


Virginia Municipal Money
Market
     Service Shares              3.32%       3.37%            4.61%
     Institutional Shares        3.62        3.68             5.03

New Jersey Municipal Money
Market Portfolio
    Service Shares               3.07%       3.12%            4.26%
    Investor A Shares            2.82        2.86             3.92
    Institutional Shares         3.37        3.43             4.68

     The Investor B Class had not commenced operations as of September 30, 1996, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1996.

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

     Total Return. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV  /1/n/
                    T = [(-----)     - 1]
                            P
          Where:    T =  average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):

                                                           Commencement of
Non-Money Market               Predecessor                 Operations of
Portfolio                      Portfolio                   Predecessor Portfolio
---------                      ---------                   ---------------------


New Jersey Tax-Free Income     Compass Capital Group       July 1, 1991
Portfolio                      New Jersey Municipal Bond
                               Fund


International Bond Portfolio   Compass Capital Group       July 1, 1991
                               International Fixed Income
                               Fund

Core Bond Portfolio            BFM Institutional Trust     December 9, 1992
                               Core Fixed Income
                               Portfolio

Low Duration Bond Portfolio    BFM Institutional Trust     July 17, 1992
                               Short Duration Portfolio

     Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.

     Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1996 were as follows*:


                                                                             Investor A Shares
                                                   ----------------------------------------------------------------------
                                                   Investor A Shares
                                                   Total Return (NAV)
                                   --------------------------------------------------------------------------------------
                                   Fund Inception  Class Intro                                             Since Fund
                                   Date            Date              1 Year   3 Year Ann.  5 Year Ann.   Inception Ann.
                                   --------------------------------------------------------------------------------------
Balanced                           05/14/90        05/14/90          13.98%     10.77%        12.05%         11.66%
Index  Equity                      04/20/92        06/02/92          19.31%     16.41%         N/A           14.12%
Select Equity                      09/13/93        10/13/93          19.23%     14.24%         N/A           13.88%
Large Cap Growth Equity            11/01/89        03/14/92          18.18%     10.62%        11.61%         11.14%
Large Cap Value Equity             04/20/92        05/02/92          20.52%     15.96%         N/A           15.23%
Small Cap Value Equity             04/13/92        06/02/92          12.06%     11.56%         N/A           14.55%
Small Cap Growth Equity            09/14/93        09/15/93          44.79%     27.48%         N/A           28.94%
International Equity               04/27/92        06/02/92           7.58%      6.55%         N/A           10.16%
Int'l Emerging Markets             06/17/94        06/17/94           6.49%       N/A          N/A           -4.67%
Low Duration Bond                  07/17/92        01/13/96           4.51%      5.01%         N/A            5.04%
Intermediate Government Bond       04/20/92        05/11/92           4.36%      3.51%         N/A            5.51%
Intermediate Bond                  09/17/93        05/20/94           4.74%      3.58%         N/A            3.57%
Core Bond                          12/09/92        01/31/96           4.30%      4.81%         N/A            6.45%
Managed Income                     11/01/89        02/05/92           3.83%      3.33%        6.70%           7.48%
Tax - Free Income                  05/14/90        05/14/90           6.94%      4.38%        7.39%           7.78%
NJ Tax - Free Income               07/01/91        01/26/96           4.51%      3.88%        6.85%           7.22%
Pa Tax -Free Income                12/01/92        12/01/92           5.81%      4.20%         N/A            6.26%
Oh Tax - Free Income               12/01/92        12/01/92           5.66%      3.96%         N/A            5.44%
Government Income                  10/03/94        10/03/94           4.43%       N/A          N/A            9.26%
International Bond                 07/01/91        04/22/96          11.72%      7.98%        9.05%           9.32%
                                   --------------------------------------------------------------------------------------

                                   ------------------------------------------------------------------------
                                                   Total Return (Load adjusted)
                                   ------------------------------------------------------------------------
                                   Fund Inception                                           Since Fund
                                   Date               1 Year   3 Year Ann.   5 Year Ann.  Inception Ann.
                                   ------------------------------------------------------------------------
Balanced                           05/14/90            8.82%      9.07%        11.02%         10.86%
Index  Equity                      04/20/92           15.73%     15.23%          N/A          13.34%
Select Equity                      09/13/93           13.86%     12.50%          N/A          12.18%
Large Cap Growth Equity            11/01/89           12.89%      8.92%        10.58%         10.40%
Large Cap Value Equity             04/20/92           15.07%     14.20%          N/A          14.05%
Small Cap Value Equity             04/13/92            7.04%      9.85%          N/A          13.37%
Small Cap Growth Equity            09/14/93           38.24%     25.55%          N/A          27.00%
International Equity               04/27/92            2.18%      4.74%          N/A           8.89%
Int'l Emerging Markets             06/17/94            1.18%       N/A           N/A          -6.80%
Low Duration Bond                  07/17/92            1.37%      3.95%          N/A           4.28%
Intermediate Government Bond       04/20/92            0.16%      2.12%          N/A           4.55%
Intermediate Bond                  09/17/93            0.58%      2.18%          N/A           2.19%
Core Bond                          12/09/92            0.13%      3.39%          N/A           5.31%
Managed Income                     11/01/89           -0.85%      1.74%         5.73%          6.77%
Tax - Free Income                  05/14/90            2.68%      2.97%         6.52%          7.09%
NJ Tax - Free Income               07/01/91            0.33%      2.48%         5.98%          6.39%
Pa Tax -Free Income                12/01/92            1.58%      2.78%          N/A           5.12%
Oh Tax - Free Income               12/01/92            1.42%      2.55%          N/A           4.32%
Government Income                  10/03/94           -0.24%       N/A           N/A           6.78%
International Bond                 07/01/91            6.13%      6.15%         7.94%          8.26%
                                   ------------------------------------------------------------------------



                                                                           Investor B Shares
                                            -------------------------------------------------------------------------------

                                            Investor B Shares
                                            Total Return (NAV)
                            -----------------------------------------------------------------------------------------------

                            Fund Inception  Class Intro                                                       Since Fund
                            Date            Date                  1 Year     3 Year Ann.   5 Year Ann.      Inception Ann.
                            -----------------------------------------------------------------------------------------------
Balanced                    05/14/90        10/03/94              13.14%        10.27%       11.74%             11.42%
Index  Equity               04/20/92        02/07/96              18.94%        16.28%        N/A               14.04%
Select Equity               09/13/93        03/27/96              18.86%        14.13%        N/A               13.77%
Large Cap Growth Equity     11/01/89        01/24/96              17.46%        10.40%       11.47%             11.04%
Large Cap Value Equity      04/20/92        01/18/96              19.97%        15.79%        N/A               15.11%
Small Cap Value Equity      04/13/92        10/03/94              11.34%        11.10%        N/A               14.25%
Small Cap Growth Equity     09/14/93        01/18/96              43.75%        27.17%        N/A               28.63%
International Equity        04/27/92        10/03/94               6.81%         6.08%        N/A                9.83%
Int'l Emerging Markets      06/17/94        04/25/96               6.24%         N/A          N/A               -4.75%
Core Bond                   12/09/92        03/18/96               3.91%         4.68%        N/A                6.34%
Tax - Free Income           05/14/90        07/18/96               6.77%         4.31%        7.35%              7.74%
NJ Tax - Free Income        07/01/91        07/02/96               4.32%         3.82%        6.81%              7.18%
Pa Tax - Free Income        12/01/92        10/03/94               5.04%         3.70%        N/A                5.89%
Oh Tax - Free Income        12/01/92        10/13/94               4.87%         3.40%        N/A                5.01%
Government Income           10/03/94        10/03/94               3.68%         N/A          N/A                8.52%
International Bond          07/01/91        04/19/96              11.37%         7.87%        8.98%              9.26%
                            ----------------------------------------------------------------------------------------------

                                                    Total Return (Load adjusted)
                            --------------------------------------------------------------------------

                            Fund Inception                                               Since Fund
                            Date              1 Year     3 Year Ann.    5 Year Ann.    Inception Ann.
                            --------------------------------------------------------------------------
Balanced                    05/14/90           8.02%        8.97%         11.28%           11.42%
Index  Equity               04/20/92          13.59%       14.90%           N/A            13.52%
Select Equity               09/13/93          13.51%       12.78%           N/A            12.64%
Large Cap Growth Equity     11/01/89          12.17%        9.09%         11.02%           11.04%
Large Cap Value Equity      04/20/92          14.57%       14.42%           N/A            14.59%
Small Cap Value Equity      04/13/92           6.34%        9.79%           N/A            13.74%
Small Cap Growth Equity     09/14/93          37.28%       25.67%           N/A            27.35%
International Equity        04/27/92           1.97%        4.83%           N/A             9.33%
Int'l Emerging Markets      06/17/94           1.46%         N/A            N/A            -6.22%
Core Bond                   12/09/92          -0.77%        3.44%           N/A             5.50%
Tax - Free Income           05/14/90           1.97%        3.08%          6.92%            7.74%
NJ Tax - Free Income        07/01/91          -0.37%        2.59%          6.38%            6.98%
Pa Tax -Free Income         12/01/92           0.31%        2.47%           N/A             5.05%
Oh Tax - Free Income        12/01/92           0.11%        2.18%           N/A             4.18%
Government Income           10/03/94          -0.99%         N/A            N/A             6.32%
International Bond          07/01/91           6.36%        6.60%          8.54%            9.05%
                            --------------------------------------------------------------------------

                                                                         Investor C  Shares

                                               ---------------------------------------------------------------------
                                                Investor C Shares
                                                Total Return (NAV)
                              --------------------------------------------------------------------------------------
                              Fund Inception    Class Intro                                            Since Fund
                              Date              Date             1 Year   3 Year Ann. 5 Year Ann.    Inception Ann.
                              --------------------------------------------------------------------------------------
Index  Equity                 04/20/92          08/14/96           18.94%       16.28%    N/A                14.04%
Select Equity                 09/13/93          09/27/96           18.86%       14.13%    N/A                13.77%
Large Cap Value Equity        04/20/92          08/16/96           19.97%       15.79%    N/A                15.11%
Small Cap Growth Equity       09/14/93          09/06/96           43.75%       27.17%    N/A                28.63%
International Bond            07/01/91          09/11/96           11.37%        7.87%    8.98%               9.26%
                              --------------------------------------------------------------------------------------
                                                  Total Return (Load adjusted)
                              ---------------------------------------------------------------------
                              Fund Inception                                       Since Fund
                              Date                 1 Year 3 Year Ann. 5 Year Ann.  Inception Ann.
                              ---------------------------------------------------------------------
Index  Equity                 04/20/92              17.75%      14.90%    N/A               13.52%
Select Equity                 09/13/93              13.51%      12.78%    N/A               12.64%
Large Cap Value Equity        04/20/92              18.77%      14.42%    N/A               14.59%
Small Cap Growth Equity       09/14/93              42.31%      25.67%    N/A               27.35%
International Bond            07/01/91              10.26%       6.60%    8.54%              9.05%
                              ---------------------------------------------------------------------

                                                                                  Service Shares

                                                     -------------------------------------------------------------------------
                                                     Service shares
                                                     Total Return (NAV)
                                  --------------------------------------------------------------------------------------------

                                  Fund Inception     Class Intro                                               Since Fund
                                  Date               Date              1 Year      3 Year Ann.   5 Year Ann.   Inception Ann.
                                  --------------------------------------------------------------------------------------------
Balanced                          05/14/90           07/29/93            14.11%        10.89%        12.12%           11.72%
Index  Equity                     04/20/92           07/29/93            19.45%        16.58%        N/A              14.24%
Select Equity                     09/13/93           09/15/93            19.43%        14.39%        N/A              14.04%
Large Cap Growth Equity           11/01/89           07/29/93            18.34%        10.80%        11.73%           11.23%
Large Cap Value Equity            04/20/92           07/29/93            20.68%        16.14%        N/A              15.33%
Small Cap Value Equity            04/13/92           07/29/93            12.30%        11.71%        N/A              14.68%
Small Cap Growth Equity           09/14/93           09/15/93            45.14%        27.71%        N/A              29.16%
International Equity              04/27/92           07/29/93             7.71%         6.70%        N/A              10.26%
Int'l Emerging Markets            06/17/94           06/17/94             6.61%        N/A           N/A              -4.47%
Low Duration Bond                 07/17/92           01/12/96             4.64%         5.05%        N/A               5.07%
Intermediate Government Bond      04/20/92           07/29/93             4.51%         3.58%        N/A               5.56%
Intermediate Bond                 09/17/93           09/23/93             4.79%         3.65%        N/A               3.64%
Core Bond                         12/09/92           01/13/96             4.43%         4.85%        N/A               6.49%
Managed Income                    11/01/89           07/29/93             4.05%         3.57%         6.84%            7.58%
Tax - Free Income                 05/14/90           07/29/93             7.14%         4.59%         7.53%            7.88%
NJ Tax - Free Income              07/01/91           07/01/91             4.68%         3.94%         6.89%            7.25%
Pa Tax - Free Income              12/01/92           07/29/93             5.97%         4.27%        N/A               6.33%
Oh Tax - Free Income              12/01/92           07/29/93             5.80%         3.91%        N/A               5.40%
International Bond                07/01/91           07/01/91            11.80%         8.01%         9.07%            9.34%
                                  --------------------------------------------------------------------------------------------

                                                                               Institutional Shares

                                                    -----------------------------------------------------------------------
                                                    Institutional Shares
                                                    Total Return (NAV)
                                   ----------------------------------------------------------------------------------------

                                   Fund Inception   Class Intro                                               Since Fund
                                   Date             Date             1 Year    3 Year Ann.    5 Year Ann.   Inception Ann.
                                   ----------------------------------------------------------------------------------------
Balanced                           05/14/90         05/01/92          14.43%        11.21%         12.32%           11.88%
Index  Equity                      04/20/92         04/20/92          19.82%        16.88%        N/A               14.45%
Select Equity                      09/13/93         09/13/93          19.84%        14.72%        N/A               14.34%
Large Cap Growth Equity            11/01/89         11/01/89          18.67%        11.05%         11.91%           11.36%
Large Cap Value Equity             04/20/92         04/20/92          21.01%        16.44%        N/A               15.53%
Small Cap Value Equity             04/13/92         04/13/92          12.64%        12.02%        N/A               14.89%
Small Cap Growth Equity            09/14/93         09/14/93          45.87%        28.13%        N/A               29.56%
International Equity               04/27/92         04/27/92           8.01%         7.01%        N/A               10.48%
Int'l Emerging Markets             06/17/94         06/17/94           6.97%       N/A            N/A               -4.19%
Low Duration Bond                  07/17/92         07/17/92           4.89%         5.14%        N/A                5.13%
Intermediate Government Bond       04/20/92         04/20/92           4.82%         3.86%        N/A                5.76%
Intermediate Bond                  09/17/93         09/17/93           5.10%         3.95%        N/A                3.93%
Core Bond                          12/09/92         12/09/92           4.60%         4.91%        N/A                6.53%
Managed Income                     11/01/89         11/01/89           4.33%         3.83%          7.02%            7.71%
Tax - Free Income                  05/14/90         01/21/93           7.45%         4.87%          7.71%            8.03%
Pa Tax - Free Income               12/01/92         12/01/92           6.29%         4.56%        N/A                6.51%
Oh Tax - Free Income               12/01/92         12/01/92           6.12%         4.20%        N/A                5.62%
International Bond                 07/01/91         06/10/96          11.89%         8.04%          9.08%            9.35%
                                   ----------------------------------------------------------------------------------------

          /*/Notes
          --------

          Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

          The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity
          - Institutional Shares; Large Cap Value Equity -Institutional Shares; Small Cap Value Equity -Institutional Shares; Small Cap Growth Equity -Institutional Shares; International Equity -Institutional Shares; International Emerging Markets -Investor A, Institutional and Service Shares; Low

          Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income -Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; and International Bond - Service Shares.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. PAMG and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain each Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the applicable Prospectus.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Non-Money Market Portfolio Yield. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond and International Bond Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:

                      a-b
          YIELD = 2[(----- +1)/6/ - 1]
                      cd

          Where:    a =  dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1996 for the Portfolios referenced below was as follows:

                                         After Waivers              Before Waivers
                                      -------------------          -----------------


                                        Tax-Equivalent              Tax-Equivalent
                                            Yield                       Yield
Portfolio                     Yield       (assumes a       Yield      (assumes a
---------                     -----    Federal income      -----    Federal income
                                          tax rate of                 tax rate of
                                             28%)                        28%)
                                             ---                         ---

Managed Income
     Service Shares            6.44%         N/A            6.21%        N/A
     Investor A Shares         6.26          N/A            6.03         N/A
     Institutional Shares      6.74          N/A            6.51         N/A

Tax-Free Income
     Service Shares            5.16%        7.17%           4.83%       6.70%
     Investor A Shares         4.98         6.92            4.65        6.45
     Institutional Shares      5.46         7.58            5.13        7.13
     Investor B Shares         4.22         5.86            3.89        5.40

Intermediate Government
Bond
     Service Shares            5.69%         N/A            5.39%        N/A
     Investor A Shares         5.51          N/A            5.21         N/A
     Institutional Shares      5.99          N/A            5.69         N/A


                                        Tax-Equivalent              Tax-Equivalent
                                            Yield                       Yield
Portfolio                     Yield       (assumes a       Yield      (assumes a
---------                     -----    Federal income      -----    Federal income
                                          tax rate of                 tax rate of
                                             28%)                        28%)
                                             ---                         ---

Ohio Tax-Free Income
     Service Shares            4.34%        6.03%           3.75%       5.21%
     Investor A Shares         4.17         5.80            3.58        4.98
     Institutional Shares      4.65         6.46            4.06        5.63
     Investor B Shares         3.40         4.72            2.81        3.90

Pennsylvania Tax-Free
Income
     Service Shares            5.10%        7.08%           4.80%       6.68%
     Investor A Shares         4.96         6.89            4.66        6.47
     Institutional Shares      5.40         7.50            5.10        7.08
     Investor B Shares         4.16         5.77            3.86        5.36


Intermediate Bond
     Service Shares            5.59%         N/A            5.29%        N/A
     Investor A Shares         5.42          N/A            5.12         N/A
     Institutional Shares      5.90          N/A            5.60         N/A

Government Income
     Investor A Shares         6.81%         N/A            6.05%        N/A
     Investor B Shares         6.04          N/A            5.28         N/A

New Jersey Tax-Free Income
Portfolio
    Service Shares             4.41%        6.13%           4.09%       5.68%
    Investor A Shares          4.24         5.89            3.92        5.44
    Investor B Shares          3.47         4.82            3.15        3.62

International Bond
Portfolio
    Service Shares             4.54%         N/A            4.14%        N/A
    Investor A Shares          4.37          N/A            3.97         N/A
    Investor B Shares          3.62          N/A            3.22         N/A
    Institutional              4.84          N/A            4.40         N/A
    Investor C Shares          ____          N/A            ____        ____


Low Duration Bond
    Service Shares             4.43%         N/A            4.15%        N/A
    Investor A Shares          4.26          N/A            3.98         N/A
    Institutional Shares       4.73          N/A            4.45         N/A

Core Bond
    Service Shares             6.42%         N/A            6.13%        N/A
    Investor A Shares          6.25          N/A            5.96         N/A
    Investor B Shares          5.50          N/A            5.21         N/A
    Institutional Shares       6.73          N/A            6.44         N/A

     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

--------------------------------------------------------------------------------

                       The Power of Reinvested Dividends
   Based on a $10,000 investment in the Lehman Brothers Municipal Bond Index from January 1, 1980 to June 30, 1991.


                           [LINE GRAPH APPEARS HERE]


--------------------------------------------------------------------------------

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown.

TABLE 1 - Federal Only
-------   ------------


                                         Federal                          TAX-EXEMPT YIELD
             1997 Taxable               Marginal
            Income Bracket              Tax Rate*      3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
--------------------------------------------------------------------------------------------------------------------------

  Single Return         Joint Return

$     0 - $24,000    $     0 - $40,100     15.0%      3.529%    4.118%    4.706%    5.294%    5.882%    6.471%    7.059%
$24,001 - $58,150    $40,101 - $96,900     28.0%      4.167%    4.861%    5.556%    6.250%    6.944%    7.639%    8.333%
$58,151 -$121,300    $96,901 -$147,700     31.0%      4.348%    5.072%    5.797%    6.522%    7.246%    7.971%    8.696%
$121,301-$263,750    $147,701-$263,750     36.0%      4.688%    5.469%    6.250%    7.031%    7.812%    8.594%    9.375%
    Over $263,750        Over $263,750     39.6%      4.967%    5.795%    6.623%    7.450%    8.278%    9.106%    9.934%



*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 2 - Federal and Pennsylvania
-------   ------------------------


                                              Approx.
                                              Combined
                                              Federal
                                              and PA                           TAX-EXEMPT YIELD
               1997 Federal                   Marginal
          Taxable Income Bracket              Tax Rate*     3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
-----------------------------------------------------------------------------------------------------------------------------

   Single Return           Joint Return

$     0 - $ 24,000     $      0 - $40,100       17.380%    3.631%    4.236%    4.841%    5.447%    6.052%    6.657%    7.262%
$24,001 - $ 58,150     $ 40,101 - $96,900       30.016%    4.287%    5.001%    5.716%    6.430%    7.144%    7.859%    8.573%
$58,151 - $121,300     $ 96,901 -$147,700       32.932%    4.473%    5.219%    5.964%    6.710%    7.455%    8.201%    8.946%
$121,301- $263,750     $147,701 -$263,750       37.792%    4.823%    5.626%    6.430%    7.234%    8.038%    8.841%    9.645%
     Over $263,750          Over $263,750       41.291%    5.110%    5.962%    6.813%    7.665%    8.517%    9.368%   10.220%



*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 3 - Federal and Ohio
-------   ----------------


                                                                             TAX EXEMPT YIELD
                                                           -------------------------------------------------------------------

                                                           3         3.5       4         4.5       5         5.5        6
      1997             FEDERAL      OHIO
 TAXABLE INCOME        MARGINAL   MARGINAL    COMBINED                    TAXABLE EQUIVALENT YIELD
    BRACKETS           TAX RATE   TAX RATE*     RATE                           SINGLE RETURN


$     0 -  24,650         15%      4.457%      18.79%      3.69%     4.31%     4.93%     5.54%     6.16%     6.77%      7.39%

 24,651 -  40,000         28%      4.457%      31.21%      4.36%     5.09%     5.81%     6.54%     7.27%     8.00%      8.72%

 40,001 -  59,750         28%      5.201%      31.74%      4.40%     5.13%     5.86%     6.59%     7.33%     8.06%      8.79%

 59,751 -  80,000         31%      5.201%      34.59%      4.59%     5.35%     6.12%     6.88%     7.64%     8.41%      9.17%

 80,001 - 100,000         31%      5.943%      35.10%      4.62%     5.39%     6.16%     6.93%     7.70%     8.47%      9.25%

100,001 - 124,650         31%      6.900%      35.76%      4.67%     5.45%     6.23%     7.01%     7.78%     8.56%      9.34%

124,651 - 200,000         36%      6.900%      40.42%      5.03%     5.87%     6.71%     7.55%     8.39%     9.23%     10.07%

200,001 - 271,050         36%      7.500%      40.80%      5.07%     5.91%     6.76%     7.60%     8.45%     9.29%     10.14%

     OVER 271,050       39.6%      7.500%      44.13%      5.37%     6.26%     7.16%     8.05%     8.95%     9.84%     10.74%


      1997             FEDERAL      OHIO
 TAXABLE INCOME        MARGINAL   MARGINAL    COMBINED                    TAXABLE EQUIVALENT YIELD
    BRACKETS           TAX RATE   TAX RATE*     RATE                            JOINT RETURN


$     0 -  40,000         15%      4.457%      18.79%      3.69%     4.31%     4.93%     5.54%     6.16%     6.77%      7.39%

 40,001 -  40,100         15%      5.201%      19.42%      3.72%     4.34%     4.96%     5.58%     6.20%     6.82%      7.45%

 40,101-   80,000         28%      5.201%      31.74%      4.40%     5.13%     5.86%     6.59%     7.33%     8.06%      8.79%

 80,001 -  99,600         28%      5.943%      32.28%      4.43%     5.17%     5.91%     6.64%     7.38%     8.12%      8.86%

 99,601 - 100,000         31%      5.943%      35.10%      4.62%     5.39%     6.16%     6.93%     7.70%     8.47%      9.25%

100,001 - 151,750         31%      6.900%      35.76%      4.67%     5.45%     6.23%     7.01%     7.78%     8.56%      9.34%

151,751 - 200,000         36%      6.900%      40.42%      5.03%     5.87%     6.71%     7.55%     8.39%     9.23%     10.07%

200,001 - 271,050         36%      7.500%      40.80%      5.07%     5.91%     6.76%     7.60%     8.45%     9.29%     10.14%

     OVER 271,050       39.6%      7.500%      44.13%      5.37%     6.26%     7.16%     8.05%     8.95%     9.84%     10.74%

*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 1996, due to the state having surplus revenue, a 6.609% across the board reduction in the Ohio income tax rates for 1996 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. These Mandatory tax rate reduction provisions will expire after 1997. It is not yet known whether a reduction in the Ohio income tax rates will occur in 1997. A reduction in Ohio income tax rates, such as the 1996 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a $121,200 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $121,200 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $121,200 to $243,700 and for married taxpayers filing a joint return the range is from $181,800 to $304,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

Table 4 - Federal and North Carolina
-------   --------------------------


                                                            Combined
                                                             Federal
           1997 Taxable                            North    and North
          Income Bracket                 Federal  Carolina   Carolina                         Tax-Exempt Yield
                                        Marginal  Marginal   Marginal
  Single Return       Joint Return      Tax Rate  Tax Rate  Tax Rate*     3.0%     3.5%     4.0%     4.5%     5.0%    5.5%     6.0%
  -------------       ------------      --------  --------  ---------     ----     ----     ----     ----     ----    ----     ----

    $   0 -  12,750     $   0 - 21,250   15.0%    6.00%      20.100%    3.755%   4.380%   5.006%   5.632%   6.258%  6.884%   7.509%
   12,751 -  24,650    21,251 - 41,200   15.0%    7.00%      20.950%    3.795%   4.428%   5.060%   5.693%   6.325%  6.958%   7.590%
   24,651 -  59,750    41,201 - 99,600   28.0%    7.00%      33.040%    4.480%   5.227%   5.974%   6.720%   7.467%  8.214%   8.961%
   59,751 -  60,000    99,601 - 100,000  31.0%    7.00%      35.830%    4.675%   5.454%   6.233%   7.013%   7.792%  8.571%   9.350%
   60,001 - 124,650   100,001 - 151,750  31.0%    7.75%      36.348%    4.713%   5.499%   6.284%   7.070%   7.855%  8.641%   9.426%
  124,651 - 271,050   151,751 - 271,050  36.0%    7.75%      40.960%    5.081%   5.928%   6.775%   7.622%   8.469%  9.316%  10.163%
       Over 271,050        Over 271,050  39.6%    7.75%      44.281%    5.384%   6.282%   7.179%   8.076%   8.974%  9.871%  10.768%



*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $121,200 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $121,200 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $121,200 to $243,701, and for married taxpayers filing a joint return the range is from $181,800 to $304,301. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

Table 5 - Federal and Virginia
-------   --------------------


                                                             Combined
                                                             Federal
             1997 Taxable                                      and
            Income Bracket               Federal  Virginia   Virginia                       Tax-Exempt Yield
                                        Marginal  Marginal   Marginal
  Single Return       Joint Return      Tax Rate  Tax Rate   Tax Rate*    3.0%     3.5%     4.0%     4.5%     5.0%     5.5%     6.0%

  -------------       ------------      --------  --------   ---------    ----     ----     ----     ----     ----     ----     ----


   $    0 -  22,750   $    0 -  38,000   15.0%     5.75%     19.888%    3.745%   4.369%   4.993%   5.617%   6.241%   6.865%   7.489%

   12,751 -  55,100   38,001 -  91,850   28.0%     5.75%     32.140%    4.421%   5.158%   5.894%   6.631%   7.368%   8.105%   8.842%

   55,101 - 115,000   91,851 - 140,000   31.0%     5.75%     34.968%    4.613%   5.382%   6.151%   6.920%   7.688%   8.457%   9.226%

  115,001 - 250,000  140,001 - 250,000   36.0%     5.75%     39.680%    4.973%   5.802%   6.631%   7.460%   8.289%   9.118%   9.947%

       OVER 250,000       OVER 250,000   39.6%     5.75%     43.073%    5.270%   6.148%   7.027%   7.905%   8.783%   9.661%  10.540%



*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table.
It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

Table 6 - Federal and New Jersey
-------   ----------------------

                                           Approximate
                                            Combined
                                            Federal
                       Federal      NJ       and NJ                     Tax-Exempt Yield
   1997 Taxable       Marginal   Marginal   Marginal
  Income Bracket*     Tax Rate   Tax Rate   Tax Rate    3.0%     3.5%     4.0%     4.5%     5.0%    5.5%     6.0%     6.5%     7.0%
  ---------------     --------   --------   --------    ----     ----     ----     ----     ----    ----     ----     ----     ----

   Single Return                                                  Taxable Yield - Single Return
   -------------
  $     0 -  20,000    15.0%      1.400%     16.190%   3.580%   4.176%   4.773%   5.369%   5.966%  6.562%   7.159%   7.756%   8.352%

   20,001 -  24,650    15.0%      1.750%     16.488%   3.592%   4.191%   4.790%   5.388%   5.987%  6.589%   7.185%   7.783%   8.382%

   24,651 -  35,000    28.0%      1.750%     29.260%   4.240%   4.948%   5.655%   6.361%   7.068%  7.775%   8.481%   9.189%   9.895%

   35,001 -  40,000    28.0%      3.500%     30.520%   4.318%   5.037%   5.757%   6.471%   7.196%  7.916%   8.636%   9.355%  10.075%

   40,001 -  59,750    28.0%      5.525%     31.978%   4.410%   5.145%   5.880%   6.616%   7.350%  8.086%   8.820%   9.556%  10.298%

   59,751 -  75,000    31.0%      5.525%     34.812%   4.602%   5.369%   6.136%   6.903%   7.670%  8.437%   9.204%   9.971%  10.738%

   75,001 - 124,650    31.0%      6.370%     35.395%   4.643%   5.418%   6.191%   6.965%   7.739%  8.513%   9.287%  10.061   10.835%

  124,651 - 271,050    36.0%      6.370%     40.077%   5.006%   5.841%   6.675%   7.510%   8.344%  9.178%  10.013%  10.847%  11.682%

       OVER 271,050    39.6%      6.370%     43.447%   5.305%   6.189%   7.073%   7.957%   8.841%  9.725%  10.610%  11.494%  12.378%



   Joint Return                                                   Taxable Yield - Joint Return
   ------------
  $     0 -  20,000    15.0%      1.400%     16.190%   3.580%   4.176%   4.773%   5.369%   5.966%  6.562%   7.159%   7.756%   8.352%

   20,001 -  41,200    15.0%      1.750%     16.488%   3.592%   4.191%   4.790%   5.388%   5.987%  6.589%   7.185%   7.783%   8.382%

   40,201 -  50,000    28.0%      1.750%     29.260%   4.240%   4.948%   5.655%   6.361%   7.068%  7.775%   8.481%   9.189%   9.895%

   50,001 -  70,000    28.0%      2.450%    *29.764%   4.271%   4.983%   5.695%   6.407%   7.189%  7.831%   8.543%   9.255%   9.966%

   70,001 -  80,000    28.0%      3.500%     30.520%   4.318%   5.037%   5.757%   6.471%   7.196%  7.916%   8.636%   9.355%  10.075%

   80,001 -  99,600    28.0%      5.525%     31.978%   4.410%   5.145%   5.880%   6.616%   7.350%  8.086%   8.820%   9.556%  10.298%

   99,601 - 150,000    31.0%      5.525%     34.812%   4.602%   5.369%   6.136%   6.903%   7.670%  8.437%   9.204%   9.971%  10.738%

  150,001 - 151,750    36.0%      5.525%    *39.536%   4.961%   5.789%   6.616%   7.442%   8.269%  9.096%   9.923%  10.750   11.577%

  151,751 - 271,050    36.0%      6.370%     40.077%   5.006%   5.841%   6.675%   7.510%   8.344%  9.178%  10.013%  10.847%  11.682%

       OVER 271,050    39.6%      6.370%     43.447%   5.305%   6.189%   7.073%   7.957%   8.841%  9.725%  10.610%  11.494%  12.378%


* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

      Miscellaneous. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

      When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.
Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

      From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

      Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

      Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

      A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

      A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

      A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

      A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

      Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                     TAXES

      The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

      Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

      Each Portfolio has elected and intends to qualify for taxation as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

      In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including foreign currencies or options, futures or forward contracts on foreign currencies but only to the extent that such currencies or options, futures or forward contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

      Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) or 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

      If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

      Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio or Ohio Tax-Free Income Portfolio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories if the interest on such obligations is exempt from state income taxation under the laws of the United States (collectively with Ohio State-Specific Obligations, the "Obligations")if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealer in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealer in intangibles tax, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner, however, has waived this annual filing requirement for each year (including 1996) since it was originally enacted in 1989. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

      Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

      As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

      To be classified as a qualified investment fund for New Jersey personal income tax purposes, at least 80% of the investments of the New Jersey Municipal Money Market Portfolio and New Jersey Tax-Free Income Portfolio must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; the Portfolios must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and the Portfolios must satisfy certain reporting obligations and provide certain information to shareholders.

      Distributions of investment company taxable income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

      Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

      In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

      Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%.

      Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

      Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

      Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months (the "Short-Short Gain Test"). The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated for purposes of the Short-Short Gain Test as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the Short-Short Gain Test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

      Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets and International Bond Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets and International Bond Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets and International Bond Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

      If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

      Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

      The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                   ADDITIONAL INFORMATION CONCERNING SHARES

      Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

      There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

      Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated in the Prospectuses, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

      The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and
termination of any Portfolio or class of shares.   Upon any liquidation of a
Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.


                                 MISCELLANEOUS

      Counsel. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

      Independent Accountants. Coopers & Lybrand L.L.P. serves as the Fund's and the Trust's independent accountants.

      Five Percent Owners. The name, address and percentage ownership of each person that on January 16, 1997 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:


Money Market Portfolio: PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 82.904%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 7.132%; U.S. Treasury
                                                                 -------------
Money Market Portfolio: PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 84.419%; Large Cap Value Equity Portfolio: PNC
                                        --------------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 86.55%; Intermediate Government Bond Portfolio: PNC Bank, Saxon & Co.,
                  --------------------------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 93.022%;

Municipal Money Market Portfolio: PNC Bank, Airport Business Center/Int'l Court
--------------------------------
2, 200 Stevens Dr., Lester, PA 19113, 78.449%; PNC Bank Pittsburgh, Treas Management-32nd Fl., Two PNC Place, Pittsburgh, PA 15222, 6.598%; PNC Bank Ohio, 201 E. Fifth St., 9th Fl., Cincinnati, OH 45202, 6.108%; Small Cap Value
                                                               ---------------
Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens
----------------
Dr., Suite 260, Lester, PA 19113, 75.741%; National City Bank Kentucky, Humana Retirement/Savings Tr., P.O. Box 94777, Cleveland, OH 44101, 8.233%; Large Cap
                                                                     ---------
Growth Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200
-----------------------
Stevens Dr., Suite 260, Lester, PA 19113, 93.28%; Managed Income Portfolio: PNC
                                                  ------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.671%; Tax-Free Income Portfolio: PNC Bank, Saxon & Co., Attn:
                   --------------------------
Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 84.966%;

Balanced Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens
------------------
Dr., Suite 260, Lester, PA 19113, 66.635%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 18.723%; International
                                                                  -------------
Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens
----------------
Dr., Suite 260, Lester, PA 19113, 91.476%; Ohio Tax-Free Income Portfolio: PNC
                                           ------------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 63.287%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 23.258%; Pennsylvania Tax-Free Income Portfolio:
                                      --------------------------------------
PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 38.744%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 30.180%; North Carolina Municipal Money
                                              ------------------------------
Market Portfolio: North Carolina Trust Co., 301 North Elm St., P.O. Box 1108,
----------------
Greensboro, NC 27402, 36.320%; United Carolina Bank Whiteville Wacco, P.O. Drawer 632, Whiteville, NC 28472, 17.993%; First Citizens Bank, McWood & Company, P.O. Box 29522, Raleigh, NC 27626, 16.900%; Central Carolina Bank & Trust Co., P.O. Box 30010, Durham, NC 27702-3010, 8.493%; Ohio Municipal Money
                                                          --------------------
Market Portfolio: PNC Bank, Airport Business Center/Int'l Court 2, 200 Stevens
----------------
Dr., Lester, PA 19113, 50.858%; BHC Securities, One Commerce Square, 2005 Market St, Philadelphia, PA 19103-3212, 27.078%; PNC Bank/Saxon & Co., FBO Midlantic Accounts, Mutual Fund Processing/2nd Fl., P.O. Box 7780-1888, Philadelphia, PA 19182; Wayne County National Bank, Wayco & Co., P.O. Box 757/1776 Beall Avenue, Wooster, OH 44691, 5.232%; Low Duration Bond Portfolio: PNC Bank, Saxon & Co.,
                            ---------------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113,

84.911%; Intermediate Bond Portfolio: PNC Bank, Saxon & Co., Attn: Income
         ---------------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 97.172%; Select
                                                                    ------
Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens
----------------
Dr., Suite 260, Lester, PA 19113, 94.615%; Small Cap Growth Equity Portfolio:
                                           ---------------------------------
PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 72.567%; Pennsylvania Municipal Money Market Portfolio: PNC
                           ---------------------------------------------
Bank, Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 70.445%; Janney Montgomery Scott, 1801 Market Street, 9th Floor, Philadelphia, PA 19103, 10.807%; BHC Securities, Inc., One Commerce Square, 2005 Market St, Philadelphia, PA 19103-3212, 5.231%; Virginia Municipal Money Market Portfolio:
                                     -----------------------------------------
First Virginia Bank Inc., Oldom & Company, 6400 Arlington Blvd., Falls Church, VA 22042, 52.370%; PNC Bank, Saxon & Co., Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 20.752%; North Carolina Trust Co., 301 North Elm St., P.O. Box 1108, Greensboro, NC 27402, 6.786%; American National Bank & Trust Co, Ambro and Company, 628 Main St, P.O. Box 191, Danville, VA 24543, 5.168%; International Bond Portfolio: PNC Bank, Saxon & Co., 200 Stevens Dr.,
        ----------------------------
Suite 260, Lester, PA 19113, 91.323%; International Emerging Markets Portfolio:
                                      ----------------------------------------
PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 93.271%; Government Income Portfolio:
                           ---------------------------

BHC Securities, Inc., One Commerce Square, 2005 Market St, Phila., PA 19103-3212, 16.979%; New Jersey Municipal Money Market Portfolio: PNC Bank, Airport
               -------------------------------------------
Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 70.009%; Janney Montgomery Scott, 1801 Market Street, 9th Fl., Phila., PA 19103, 16.753%; BHC Securities, Inc., One Commerce Square, 2005 Market St, Phila., PA 19103-3212, 5.920%; New Jersey Tax-Free Income Portfolio: PNC Bank, Saxon & Co., Attn:
              ------------------------------------
Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 53.615%; BHC Securities, Inc., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-3212, 5.533%; Core Bond Portfolio: PNC Bank, Saxon & Co.,
                                     -------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.908%;

Mid-Cap Value Portfolio: PNC Bank, Saxon & Co., 200 Stevens Dr., Suite 260,
-----------------------
Lester, PA 19113, 95.613%; Mid-Cap Growth Portfolio: PNC Bank, Saxon & Co.,
                           ------------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 99.988 m%; Index Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200
    ----------------------
Stevens Dr., Suite 260, Lester, PA 19113, 88.843%.

      On January 16, 1997, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

      Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

      PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

      Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                             FINANCIAL STATEMENTS

      Compass Capital Funds. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1996 (the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P., except for the statements of changes in net assets for the year ended June 30, 1995 for the Core Bond Portfolio and Short Government Bond Portfolio (now known as Low Duration Bond Portfolio) and the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for those same Portfolios which have been audited by other auditors. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

      The financial highlights included in the 1996 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio, and the statements of changes in net assets for the year ended June 30, 1995 for those same Portfolios have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of Coopers & Lybrand L.L.P. and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

      Index Master Portfolio. The audited financial statements for the U.S. Large Company Series of The DFA Investment Trust Company (the "Trust") for the fiscal year ended November 30, 1995 (the "1995 Index Master Report") are incorporated by reference into this Statement of Additional Information, and the unaudited financial statements for the Trust's U.S. Large Company Series for the period ended September 30, 1996 (the "1996 Index Master Report") are included herein as Appendix C. No other parts of the 1995 Index Master Report or 1996 Index Master Report are incorporated by reference herein. The financial statements included in the 1995 Index Master Report have been audited by the Trust's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Index Master Report and 1996 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

                           COMPASS CAPITAL FUNDS/SM/
                          (FORMERLY, THE PNC(R) FUND)
                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a)    Financial Statements:

          (1) Included in Part A of the Registration Statement are the following tables (as filed in Post-Effective Amendment No. 24):

          (i) Audited Financial Highlights for the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Emerging Markets, Select Equity, Index Equity, Balanced, Intermediate Government Bond, Intermediate Bond, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Government Income and Ohio Tax-Free Income Portfolios for the fiscal years ended September 30, 1996, September 30, 1995, September 30, 1994, September 30, 1993, September 30, 1992, September 30, 1991 and September 30, 1990.

          (ii) Audited Financial Highlights for the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios for the periods ended September 30, 1996 and January 31, 1996, and for the fiscal years ended February 28, 1995, February 28, 1994, February 28, 1993 and February 29, 1992.

          (iii) Audited Financial Highlights for the Low Duration Bond and Core Bond Portfolios for the periods ended September 30, 1996 and March 31, 1996, and for the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993.

          (iv) Audited Financial Highlights for the Multi-Sector Mortgage Securities Portfolio III for the periods ended September 30, 1996 and March 31, 1996, and for the period ended June 30, 1995.

          (2) Incorporated by reference into Part B of the Registration Statement are the following audited financial statements:

          (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, New Jersey Municipal Money Market and Virginia Municipal Money Market Portfolios:

          Report of Independent Accountants for the fiscal year ended September 30, 1996;

          Statements of Net Assets -September 30, 1996;

          Statements of Operations for the year or period ended September 30, 1996;

          Statements of Changes in Net Assets for the year or period ended September 30, 1996;

          Notes to Financial Statements.

          (ii) With respect to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced
Portfolios:

          Report of Independent Accountants for the fiscal year ended September 30, 1996;

          Statements of Net Assets (all Portfolios except International Equity and International Emerging

          Markets Portfolios) - September 30, 1996;

          Schedules of Investments with respect to the International Equity and International Emerging Markets Portfolios - September 30, 1996;

          Statements of Operations for the year ended September 30, 1996;

          Statements of Changes in Net Assets for the year ended September 30, 1996;

          Notes to Financial Statements.

          (iii) With respect to the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond, Government Income, Low Duration Bond, Core Bond, New Jersey Tax-Free Income and International Bond Portfolios:

          Report of Independent Accountants (Coopers & Lybrand L.L.P.) for the fiscal year ended September 30, 1996;

          Schedules of Investments and Statements of Assets and Liabilities (all Portfolios except Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios) -September 30, 1996;

          Statements of Net Assets with respect to the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios - September 30, 1996;

          Statements of Operations for the year or periods ended September 30, 1996;

          Statements of Changes in Net Assets for the year or periods ended September 30, 1996 and 1995 and for the period ended March 31, 1996 for the Low Duration Bond (formerly the

          Short Government Bond) Portfolio and Core Bond Portfolio;

          Financial highlights for all periods presented except for the periods ended June 30, 1995 and prior periods for the Low Duration Bond (formerly the Short Government Bond) and Core Bond Portfolios;

          Notes to Financial Statements.

          (iv) With respect to the Low Duration Bond Portfolio (formerly the Short Government Bond Portfolio) and Core Bond Portfolio:

          Report of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 as it relates to the Statement of Changes in Net Assets for the year ended June 30, 1995 and the Financial Highlights for the years or period ended June 30, 1995, 1994 and 1993.

          (v) With respect to The Multi-Sector Mortgage Securities Portfolio
III:

          Report of Independent Accountants (Coopers & Lybrand L.L.P.) for the fiscal year ended September 30, 1996 as it relates to:

          The Schedule of Investments --September 30, 1996;

          Statement of Assets and Liabilities -- September 30, 1996;

          Statement of Operations for the period ended September 30, 1996;

          Statement of Changes in Net Assets and Financial Highlights for the period ended September 30, 1996.

          Reports of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 and the period ended March 31, 1996 as it relates to:

          Statement of Operations for the period ended March 31, 1996;

          Statement of Changes in Net Assets and Financial Highlights for the periods ended March 31, 1996 and June 30, 1995.

          (vi) With respect to the U.S. Large Company Series of The DFA Investment Trust Company:

          Report of Independent Accountants for the fiscal year ended November 30, 1995;

          Statement of Net Assets - November 30, 1995;

          Statement of Operations for the year ended November 30, 1995;

          Statement of Changes in Net Assets for the year ended November 30, 1995;

          Notes to Financial Statements.

          (vii) With respect to the U.S. Large Company Series of The DFA Investment Trust Company:

          Statement of Net Assets - September 30, 1996 (unaudited);

          Statement of Operations for the ten months ended September 30, 1996 (unaudited);

          Statement of Changes in Net Assets for the ten months ended September 30, 1996 (unaudited);

          Notes to Financial Statements (unaudited).

(b)    Exhibits:

       (1)  (a)   Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1) of

Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

            (b) Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on May 11, 1989.

            (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

            (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996 ("Post-Effective Amendment No. 23").

       (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A, filed on December 23, 1988.

       (3)         None.

       (4) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988;
Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1A filed on December 23, 1988.

       (5)  (a)    Investment Advisory Agreement between Registrant and PNC
Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index

Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios.

            (d) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Non-Dollar Portfolio I and BlackRock Non-Dollar Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

            (e) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Large Cap Value Equity, Small Cap

Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Large Cap Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (j) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit
(5)(c) of Post-Effective

Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (k) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio.

            (l) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio.

            (m) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio.

       (6)  (a)   Distribution Agreement between Registrant and Provident
Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on July 8, 1994.

            (b) Appendix A to the Distribution Agreement between Registrant and Compass Distributors, Inc.

            (c) Form of Appendix A to Distribution Agreement between Registrant and Compass Distributors, Inc. is incorporated herein by reference to
Exhibit 6(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

            (d) Form of Appendix A to Distribution Agreement between Registrant and Compass Distributors, Inc.

            (e) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

            (f) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

       (7)        None.

       (8)  (a)   Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to
Exhibit 8(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

            (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

            (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

            (d) Appendix B to Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association.

            (e) Form of Appendix B to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to
Exhibit 8(f) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

            (f) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

            (g) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

            (h) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.


            (i) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

            (j) Subcustodial Services Agreement dated ___________, 1996 between PNC Bank, National Association and Citibank,-----------N.A.

            (k) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

            (l) Letter Agreement between Registrant and PNC Bank, National Association relating to custodian services with respect to the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

            (m) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market, Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.



       (9)  (a)   Administration Agreement among Registrant, Compass
Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit
(9)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (b) Appendix A and Appendix B to Administration Agreement among Registrant, Compass Distributors, Inc. and PFPC Inc.

            (c) Forms of Appendix A and Appendix B to Administration Agreement between Registrant, Compass Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

            (d) Form of Amended and Restated Administration Agreement among Registrant, Compass Distributors, Inc. and PFPC Inc.

            (e) Co-Administration Agreement between Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (f) Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc.

            (g) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit 9(f) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

            (h) Form of Appendix A to Co-Administration Agreement between Registrant and Compass Capital Group, Inc.

            (i) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(e) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

            (j) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

            (k) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market,

Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit 9(h) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

            (l) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit
(9)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 10, 1993.

            (m) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

            (n) Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc.

            (o) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(n) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

            (p) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc.

            (q) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc.


       (10)       Opinion and Consent of Counsel./1/


       (11) (a)   Consent of Drinker Biddle & Reath.

            (b)   Consent of Coopers & Lybrand L.L.P.

            (c)   Consent of Deloitte & Touche, L.L.P.

       (12)       None.

       (13) (a)   Purchase Agreement between Registrant and Shearson Lehman
Hutton Inc. ("Shearson") relating to Classes A-1, B-1, C-1, D-2, E-2, F-2 and G-2 is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 29, 1989.

            (b) Purchase Agreement between Registrant and Shearson relating to shares of Class H-2 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on April 30, 1990.

            (c) Purchase Agreement between Registrant and Shearson relating to shares of Class I-1, Class I-2, Class J-1, Class J-2, Class K-2, Class L-2, Class M-2, Class N-2, Class O-2 and Class P-2 is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1991.

-------------------------
/1/ Filed on November 26, 1996 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

            (d) Purchase Agreement between Registrant and Shearson relating to shares of Class D-1, Class E-1, Class F-1, Class G-1, Class H-1, Class K-1, Class L-1, Class M-1, Class N-1, Class O-1, Class P-1, Class A-2, Class B-2, Class C-2, Class I-2, Class J-2, Class A-3, Class B-3, Class C-3, Class D-3, Class E-3, Class F-3, Class G-3, Class H-3, Class I-3, Class J-3, Class K-3, Class L-3, Class M-3, Class N-3, Class O-3 and Class P-3 is incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1992.

            (e) Purchase Agreement between the Registrant and Pennsylvania Merchant Group Ltd relating to shares of Class Q-1, Class Q-2, Class Q-3, Class R-1, Class R-2, Class R-3, Class S-1, Class S-2, Class S-3, Class T-1, Class T-2, Class T-3, Class U-1, Class U-2 and Class U-3 is incorporated herein by reference to Exhibit (13)(e) of Post-Effective No. 10 to Registrant's Registration Statement on Form N-1A as filed on November 10, 1993.

            (f) Purchase Agreement dated September 30, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class A-4, Class D-4, Class E-4, Class F-4, Class G-4, Class H-4, Class K-4, Class L-4, Class M-4, Class N-4, Class O-4, Class P-4, Class R-4, Class S-4, Class T-4, Class U-4, Class W-4, Class X-4, Class Y-4 is incorporated herein by reference to Exhibit (13)(f) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

            (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc. relating to shares of Class V-1, Class V-2, Class V-3, Class W-1, Class W-2, Class W-3, Class X-1, Class X-2, Class X-3, Class Y-1, Class Y-2 and Class Y-3 is incorporated herein by reference to Exhibit (13)(g) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

            (h) Purchase Agreement dated August 1, 1995 between Registrant and Provident Distributors, Inc. relating to shares of Class Z-1, Class Z-2 and Class Z-3 is incorporated herein by reference to Exhibit (13)(h) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on May 11, 1995.

            (i) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to shares of Class AA-1, Class AA-2, Class AA-3, Class AA-4 and Class AA-5; Class BB-1, Class BB-2, Class BB-3, Class BB-4 and Class BB-5; Class CC-3; Class A-5, Class B-4, Class B-5, Class C-4, Class C-5, Class I-4, Class I-5, Class J-4, Class J-5, Class Q-4, Class Q-5, Class V-4, Class V-5, Class Z-4 and Class Z-5; Class X-1 and Class X-3; and Class D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5 and Y-
5 is incorporated by reference to Exhibit 13(i) of Post-Effective Amendment No. 23.

            (j) Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class DD-1, Class DD-2, Class DD-3, Class DD-4 and DD-5; and Class EE-1, Class EE-2, Class EE-3, Class EE-4 and Class EE-5.

            (k) Form of Purchase Agreement between Registrant and Compass Distributors, Inc. relating to shares of Class R-6, Class BB-6, Class FF-3 and Class GG-3.

       (14)       None.

       (15) (a)   Amended and Restated Distribution and Service Plan for
Service, Series A Investor, Series B Investor, Series C Investor, Institutional and BlackRock

Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

            (b)   Appendix A to Amended and Restated Distribution and Service
Plan.

            (c) Form of Appendix A to Amended and Restated Distribution and Service Plan.

       (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

       (18) Plan Pursuant to 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

       (24) (a) Registrant's Annual Report dated September 30, 1996 is incorporated herein by reference to Registrant's filing including such Annual Report and filed on December 4, 1996 (Accession Nos. 0000935069-96-000160, 0000935069-96-000163 and 0000935069-96-000157).

             (b) Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated November 30, 1995 with respect to the U.S. Large Company Series is incorporated herein by reference to DFA's filing including such Annual Report and filed on January 26, 1996 (Accession No. 0000950116-96-000032).


Item 25. Persons Controlled by or under Common Control with Registrant

         Registrant is controlled by its Board of Trustees.

Item 26. Number of Holders of Securities

          Compass Distributors, Inc. has provided the initial capitalization for and holds all of the outstanding shares of beneficial interest of the following classes as of November 30, 1996: B-4, B-5, C-4, C-5, D-5, E-5, F-4, F-5, G-5,
H-5, I-4, I-5, J-4, J-5, L-5, M-5, P-5, Q-4, Q-5, R-5, S-4, S-5, V-2, V-4, V-5,
X-1, X-3, X-5, Y-5, Z-4, Z-5, AA-3, AA-5, BB-5, DD-1, DD-2, DD-3, DD-4, DD-5,
EE-1, EE-2, EE-3, EE-4 and EE-5.

          With regard to the other classes of shares, the following information is as of November 30, 1996:

               Title of Class            Number of Record Holders
               --------------            ------------------------
                 Class A-1                        605
                 Class B-1                        187
                 Class C-1                         57
                 Class D-1                        528
                 Class E-1                        105
                 Class F-1                          7
                 Class G-1                        468
                 Class H-1                         94
                 Class I-1                          2
                 Class J-1                         28
                 Class K-1                          2
                 Class L-1                          2
                 Class M-1                         82
                 Class N-1                      3,271
                 Class O-1                          1
                 Class P-1                          9
                 Class Q-1                          4
                 Class R-1                        680
                 Class S-1                          1
                 Class T-1                        354
                 Class U-1                          7
                 Class V-1                          2
                 Class W-1                        112
                 Class Y-1                          9
                 Class Z-1                         91
                 Class AA-1                       126
                 Class BB-1                       866
                 Class A-2                        654
                 Class B-2                         71
                 Class C-2                          6
                 Class D-2                        451
                 Class E-2                      1,796
                 Class F-2                        248
                 Class G-2                        631
                 Class H-2                        149
                 Class I-2                          3
                 Class J-2                         53
                 Class K-2                        115

                 Class L-2                         31
                 Class M-2                        404
                 Class N-2                        578
                 Class O-2                        331
                 Class P-2                        629
                 Class Q-2                          3
                 Class R-2                         31
                 Class S-2                         32
                 Class T-2                        748
                 Class U-2                         86
                 Class W-2                         11
                 Class X-2                         39
                 Class Y-2                        109
                 Class Z-2                         20
                 Class AA-2                        10
                 Class BB-2                        12
                 Class A-3                         16
                 Class B-3                          3
                 Class C-3                          2
                 Class D-3                         19
                 Class E-3                          9
                 Class F-3                         23
                 Class G-3                         22
                 Class H-3                          4
                 Class I-3                          7
                 Class J-3                          2
                 Class K-3                          8
                 Class L-3                          4
                 Class M-3                          1
                 Class N-3                         38
                 Class O-3                          8
                 Class P-3                         38
                 Class Q-3                         14
                 Class R-3                         39
                 Class S-3                         10
                 Class T-3                         73
                 Class U-3                         21
                 Class V-3                         10
                 Class W-3                          2
                 Class Y-3                         10
                 Class Z-3                          1
                 Class BB-3                       101
                 Class CC-3                         2
                 Class A-4                          2
                 Class D-4                        389
                 Class E-4                        844
                 Class G-4                        543
                 Class H-4                          6
                 Class K-4                          2
                 Class L-4                          9
                 Class M-4                        265
                 Class N-4                        482

               Title of Class            Number of Record Holders
               --------------            ------------------------
                 Class O-4                        362
                 Class P-4                        406
                 Class R-4                          1
                 Class T-4                      1,263
                 Class U-4                        189
                 Class W-4                         10
                 Class X-4                        621
                 Class Y-4                         91
                 Class BB-4                       115
                 Class A-5                          1
                 Class N-5                          2
                 Class 0-5                         77
                 Class P-5                          2
                 Class T-5                         48
                 Class U-5                          3
                 Class W-5                          6




Item 27.         Indemnification

         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Compass Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement incorporated by reference herein as
Exhibit 9(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 9(i). Indemnification of Compass Capital Group, Inc. in its capacity as co-administrator as provided for in Section 7 of the Co-Administration Agreement incorporated by reference herein as Exhibit 9(e). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

      Indemnification of Trustees, Officers, Representatives and Employees.  The
      --------------------------------------------------------------------
Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he
                              ------
shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any
                                                      --------
matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy
                                            --------
any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person
                                        --------
shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

    The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

    Indemnification of Shareholders.  In case any Shareholder or former
    -------------------------------
Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 28. Business and Other Connections of Investment Advisers

         (a) PNC Asset Management Group, Inc. ("PAMG") is an indirect wholly-owned subsidiary for PNC Bank Corp. PAMG was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 28 of officers and directors of PAMG, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PAMG pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

          (b) PNC Institutional Management Corporation ("PIMC") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of PIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

          (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of PMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-1438).

          (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

          (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of PEAC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by PEAC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47711).

          (f) CastleInternational Asset Management Limited ("CastleInternational") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of CastleInternational, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by CastleInternational pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 29.  Principal Underwriter

          (a)  Not applicable.

          (b) The information required by this Item 29 with respect to each director, officer or partner of Compass Distributors, Inc. is incorporated by reference to Schedule A of

FORM BD filed by Compass Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

          (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

          (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

          (3) Compass Distributors, Inc., 259 Radnor-Chester Road, Suite 135, Radnor, Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

          (4) PNC Asset Management Group, Inc., 1600 Market Street, 29th Floor, Philadelphia, PA 19103 (records relating to its functions as investment adviser).

          (5) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

          (6) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and sub-adviser).

          (7) PNC Equity Advisors Company, 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment sub-adviser).

          (8) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

          (9) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019

(records relating to its function as sub-custodian).

          (10) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

          (11) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

          (12) Compass Capital Group, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as co-administrator).

          (13) CastleInternational Asset Management Limited, 7 Castle Street, Edinburgh, Scotland, EH2 3AH (records relating to its functions as investment sub-adviser).

          (14) Citibank, N.A. 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

          (15) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's declaration of trust, code of regulations and minute books).

Item 31.  Management Services

          None.

Item 32.  Undertakings

(a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of January, 1997.

                                 COMPASS CAPITAL FUNDS
                                 Registrant



                                 By *Raymond J. Clark
                                   -----------------------------
                                 Raymond J. Clark,
                                 President and Treasurer
                                 (Principal Executive Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

  Signature              Title                     Date
  ---------              -----                     ----

*Raymond J. Clark             Trustee, President and  January 28, 1997
----------------------------
(Raymond J. Clark)            Treasurer

*David R. Wilmerding, Jr.     Chairman of the Board   January 28, 1997
----------------------------
(David R. Wilmerding, Jr.)

*Anthony M. Santomero         Vice-Chairman of        January 28, 1997
----------------------------
(Anthony M. Santomero)        the Board

*William O. Albertini         Trustee                 January 28, 1997
----------------------------
(William O. Albertini)

*Robert M. Hernandez          Trustee                 January 28, 1997
----------------------------
(Robert M. Hernandez)




*By: /s/Karen H. Sabath
    ----------------------------------
  Karen H. Sabath, Attorney-in-fact

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Raymond J. Clark and Karen H. Sabath, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



                                                /s/David R. Wilmerding, Jr.
                                                ---------------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Raymond J. Clark, whose signature appears below, hereby constitutes and appoints Edward J. Roach his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                /s/Raymond J. Clark
                                                -------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Robert M. Hernandez, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/Robert M. Hernandez
                                                ----------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     Anthony M. Santomero, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/Anthony M. Santomero
                                                -----------------------

Date:  March 5, 1996

                             Compass Capital Funds

                               POWER OF ATTORNEY
                               -----------------


     William O. Albertini, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Compass Capital Funds (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/William O. Albertini
                                                -----------------------

Date:  March 5, 1996

                             COMPASS CAPITAL FUNDS

                            SECRETARY'S CERTIFICATE



     The undersigned, Morgan R. Jones, Secretary of Compass Capital Funds (the "Fund") hereby certifies that set forth below is a copy of the resolutions duly adopted by the Board of Trustees of the Fund on August 6, 1996:


          RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized in the name and on behalf of the Fund to execute and cause to be filed with the SEC Post-Effective Amendments to the Fund's Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), in such forms as the officer or officers executing the same may approve as necessary or desirable and proper, such approval to be conclusively evidenced by his or their execution thereof;

          FURTHER RESOLVED, that Morgan R. Jones be, and hereby is, designated to act on behalf of the Fund as its agent for service of process for matters relating to said Registration Statement with the powers enumerated in Rule 478 of the Rules and Regulations of the SEC under the 1933 Act, as amended; and

          FURTHER RESOLVED, that the trustees and officers of the Fund who may be required to execute any amendments to the Fund's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath, and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of the Fund any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and any of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and any of said attorneys shall have full power and authority to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done on the premises, as fully and to all intents and purposes as each of said trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

     IN WITNESS THEREOF, I have hereunto signed my name and affixed the seal of the Fund on January 22, 1997.



                                           /S/
                                    ---------------
                                    Morgan R. Jones
                                    Secretary

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description                               Page No.
-----------    -----------                               --------
5(c)           Addendum No. 1 to Investment Advisory
               Agreement between Registrant and PNC
               Asset Management Group, Inc. with
               respect to the Mid-Cap Value Equity and
               Mid-Cap Growth Equity Portfolios.
5(k)           Sub-Advisory Agreement between PNC
               Asset Management Group, Inc. and
               Provident Capital Management, Inc. with
               respect to the Mid-Cap Value Equity
               Portfolio.
5(l)           Sub-Advisory Agreement between PNC
               Asset Management Group, Inc. and PNC
               Equity Advisors Company with respect to
               the Mid-Cap Growth Equity Portfolio.
5(m)           Sub-Advisory Agreement between PNC
               Asset Management Group, Inc. and
               BlackRock Financial Management, Inc.
               with respect to the International Bond
               Portfolio.
6(b)           Appendix A to the Distribution
               Agreement between Registrant and
               Compass Distributors, Inc.
6(d)           Form of Appendix A to the Distribution
               Agreement between Registrant and
               Compass Distributors, Inc.
8(d)           Appendix B to Custodian Agreement dated
               October 4, 1989 between Registrant and
               PNC Bank, National Association.
8(j)           Subcustodial Services Agreement dated
               January 10, 1996 between PNC Bank,
               National Association and Citibank, N.A.
9(b)           Appendix A and Appendix B to
               Administration Agreement among
               Registrant, Compass Distributors, Inc.
               and PFPC Inc.
9(d)           Form of Amended and Restated
               Administration Agreement among
               Registrant, Compass Distributors, Inc.
               and PFPC Inc.



Exhibit No.    Description                               Page No.
-----------    -----------                               --------
9(f)           Appendix A to Co-Administration
               Agreement between Registrant and
               Compass Capital Group, Inc.
9(h)           Form of Appendix A to Co-Administration
               Agreement between Registrant and
               Compass Capital Group, Inc.
9(n)           Appendix C to Transfer Agency Agreement
               between Registrant and PFPC Inc.
9(p)           Form of Appendix C to Transfer Agency
               Agreement between Registrant and PFPC
               Inc.
9(q)           License Agreement dated as of December
               1, 1995 between the Registrant and
               Compass Capital Group, Inc.
11(a)          Consent of Drinker Biddle & Reath.
  (b)          Consent of Coopers & Lybrand L.L.P.
  (c)          Consent of Deloitte & Touche, L.L.P.
13(j)          Purchase Agreement between Registrant
               and Compass Distributors, Inc. relating
               to shares of Class DD-1, Class DD-2,
               Class DD-3, Class DD-4 and DD-5; and
               Class EE-1, Class EE-2, Class EE-3,
               Class EE-4 and Class EE-5.
13(k)          Form of Purchase Agreement between
               Registrant and Compass Distributors,
               Inc. relating to shares of Class R-6,
               Class BB-6, Class FF-3 and Class GG-3.
15(b)          Appendix A to Amended and Restated
               Distribution and Service Plan.
15(c)          Form of Appendix A to Amended and
               Restated Distribution and Service Plan.

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